EXHIBIT 10.1
                                                                    ------------



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                                     FORM OF


                          CREDIT AND SECURITY AGREEMENT


                           DATED AS OF AUGUST 16, 2002

                                      AMONG

                     BOSTON SCIENTIFIC FUNDING CORPORATION,
                                  AS BORROWER,

                         BOSTON SCIENTIFIC CORPORATION,
                                  AS SERVICER,

                      BLUE RIDGE ASSET FUNDING CORPORATION,

                        VICTORY RECEIVABLES CORPORATION,

               THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH,
                                AS VICTORY AGENT,

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                 AS BLUE RIDGE AGENT AND AS ADMINISTRATIVE AGENT





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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I. THE CREDIT..........................................................2

   Section 1.1    The Facility.................................................2

   Section 1.2    Funding Mechanics; Liquidity Fundings........................3

   Section 1.3    Interest Rates...............................................4

   Section 1.4    Payment Dates; Absence of Notes to Evidence Loans............4

   Section 1.5    Prepayments..................................................5

   Section 1.6    Reductions in Aggregate Commitment...........................6

   Section 1.7    Distribution of Certain Notices; Notification of
                  Interest Rates...............................................6

   Section 1.8    Extension of the Scheduled Termination Date..................6

   Section 1.9    Eligible Originators.........................................7

ARTICLE II. BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS..............8

   Section 2.1    Request a Borrowing..........................................8

   Section 2.2    Selection of CP Tranche Periods and Interest Periods.........8

   Section 2.3    Computation of Concentration Limits and Outstanding Balance..9

   Section 2.4    Maximum Interest Rate........................................9

   Section 2.5    Payments and Computations, Etc...............................9

   Section 2.6    Non-Receipt of Funds by the Co Agents.......................10

ARTICLE III. SETTLEMENTS......................................................10

   Section 3.1    Monthly Reporting...........................................10

   Section 3.2    Turnover of Collections.....................................11

   Section 3.3    Non-Distribution of Servicing Fee...........................12

   Section 3.4    Deemed Collections..........................................12

   Section 3.5    Treatment of Collections and Deemed Collections.............13

ARTICLE IV. FEES AND YIELD PROTECTION.........................................13

   Section 4.1    Fees........................................................13

   Section 4.2    Yield Protection............................................13

   Section 4.3    Funding Losses..............................................15

ARTICLE V. CONDITIONS OF ADVANCES.............................................15

   Section 5.1    Conditions Precedent to Initial Advance.....................15

   Section 5.2    Conditions Precedent to All Advances........................15

ARTICLE VI. REPRESENTATIONS AND WARRANTIES....................................16

   Section 6.1    Representations and Warranties of the Loan Parties..........16

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ARTICLE VII. COVENANTS........................................................23

   Section 7.1    Affirmative Covenants of the Loan Parties...................23

   Section 7.2    Negative Covenants of the Loan Parties......................30

ARTICLE VIII. ADMINISTRATION AND COLLECTION...................................32

   Section 8.1    Designation of Servicer.....................................32

   Section 8.2    Duties of Servicer..........................................33

   Section 8.3    Rights of Administrative Agent..............................34

   Section 8.4    Responsibilities of Borrower................................36

   Section 8.5    Monthly Reports.............................................36

   Section 8.6    Servicing Fee...............................................36

ARTICLE IX. AMORTIZATION EVENTS...............................................36

   Section 9.1    Amortization Events.........................................36

   Section 9.2    Remedies....................................................38

ARTICLE X. INDEMNIFICATION....................................................38

   Section 10.1      Indemnities..............................................38

   Section 10.2      Indemnities by Servicer..................................41

   Section 10.3      Other Costs and Expenses.................................42

   Section 10.4      Taxes....................................................42

ARTICLE XI. THE AGENTS........................................................42

   Section 11.1      Appointment..............................................43

   Section 11.2      Delegation of Duties.....................................43

   Section 11.3      Exculpatory Provisions...................................44

   Section 11.4      Reliance by Agents.......................................44

   Section 11.5      Notice of Events of Default..............................44

   Section 11.6      Non-Reliance on Other Agents and Lenders.................45

   Section 11.7      Indemnification of Agents................................45

   Section 11.8      Agents in their Individual Capacities....................46

   Section 11.9      Conflict Waivers.........................................46

   Section 11.10     UCC Filings..............................................46

ARTICLE XII. ASSIGNMENTS; PARTICIPATIONS......................................47

   Section 12.1      Restrictions on Assignments..............................47

   Section 12.2      Rights of Assignees and Participants.....................48

   Section 12.3      Terms and Evidence of Assignment.........................48

ARTICLE XIII. SECURITY INTEREST...............................................49

   Section 13.1      Grant of Security Interest...............................49

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   Section 13.2      Termination after Final Payout Date......................49

ARTICLE XIV. MISCELLANEOUS....................................................49

   Section 14.1      Waivers and Amendments...................................49

   Section 14.2      Notices..................................................50

   Section 14.3      Ratable Payments.........................................50

   Section 14.4      Protection of Administrative Agent's Security Interest...51

   Section 14.5      Confidentiality..........................................52

   Section 14.6      Bankruptcy Petition; Limitation on Payments..............52

   Section 14.7      Limitation of Liability..................................53

   Section 14.8      CHOICE OF LAW............................................53

   Section 14.9      CONSENT TO JURISDICTION..................................53

   Section 14.10     WAIVER OF JURY TRIAL.....................................54

   Section 14.11     Integration; Binding Effect; Survival of Terms...........54

   Section 14.12     Counterparts; Severability; Section References...........55














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                             EXHIBITS AND SCHEDULES

Exhibit I           Definitions

Exhibit II          Form of Borrowing Request

Exhibit III Jurisdictions of Organization and Chief Executive Offices of the Loan Parties; Locations of Records; Organizational Identification Numbers

Exhibit IV          Names of Collection Banks; Collection Accounts

Exhibit V           Form of Compliance Certificate

Exhibit VI          Form of Collection Account Agreement

Exhibit VII         [Intentionally Omitted]

Exhibit VIII        Credit and Collection Policy

Exhibit IX          Form of Monthly Report

Exhibit X           Eligible Originators

Schedule A          Commitments

Schedule B          Closing Documents

Schedule 14.2       Notices













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                          CREDIT AND SECURITY AGREEMENT

     This Credit and Security Agreement, dated as of August 16, 2002 is entered into by and among:

         (a) BOSTON SCIENTIFIC FUNDING CORPORATION, a Delaware corporation ("Borrower"),

         (b) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("BSX"), as initial Servicer,

         (c) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "Wachovia" and together with Blue Ridge, the "Blue Ridge Group"),

         (d) VICTORY RECEIVABLES CORPORATION, a Delaware corporation (together with its successors, "Victory" and, together with Blue Ridge, the "Conduits"), and THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Victory (together with its successors, "BTM" and, together with Victory, the "Victory Group"),

         (e) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group (together with its successors in such capacity, the "Blue Ridge Agent" or a "Co-Agent"), and THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, in its capacity as agent for the Victory Group (together with its successors in such capacity, the "Victory Agent" or a "Co-Agent"), and

         (f) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the Victory Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents").

     Unless defined elsewhere herein, capitalized terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in Exhibit
I. Those capitalized terms used herein but defined in other Transaction Documents shall have the same meanings assigned to such terms in those other Transaction Documents when used herein unless otherwise defined herein.

                             PRELIMINARY STATEMENTS

     Borrower desires to borrow from time to time.

          On the terms and subject to the conditions hereinafter set forth, Blue Ridge may, in its absolute and sole discretion, at the request of Borrower, make Loans to Borrower from time to time, and Victory shall, at the request of Borrower, make Loans to Borrower from time to time.

          In the event that Blue Ridge declines to make any Loan, the Blue Ridge Liquidity Banks shall, at the request of Borrower, make their Ratable Share of such Loan. In the event that Victory fails to make any Loan, the Victory Liquidity Banks shall, at the request of Borrower, make their Ratable Shares of such Loan.

          Wachovia Bank, National Association has been requested and is willing to act as Co-Agent on behalf of Blue Ridge and the Blue Ridge Liquidity Banks in accordance with the terms hereof.

          The Bank of Tokyo-Mitsubishi Ltd., New York Branch has been requested and is willing to act as Co-Agent on behalf of Victory and the Victory Liquidity Banks in accordance with the terms hereof.

          Wachovia Bank, National Association has been requested and is willing to act as Administrative Agent on behalf of the Co-Agents, the Blue Ridge Group and the Victory Group in accordance with the terms hereof.

                                   ARTICLE I.
                                   THE CREDIT

     Section 1.1 The Facility. On the terms and subject to the conditions set forth in this Agreement, Borrower (or the Servicer on Borrower's behalf) may from time to time during the Revolving Period request Advances by delivering a Borrowing Request to the Co-Agents in accordance with Section 2.1. Upon receipt of a copy of each Borrowing Request from Borrower or Servicer, each of the Co-Agents shall determine whether its Conduit will make a Loan in an amount equal to its Group's Percentage of the requested Advance specified in such Borrowing Request, and

          (a) in the event that Blue Ridge elects not to make any such Loan to Borrower, the Blue Ridge Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the Blue Ridge Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of Blue Ridge's and the Blue Ridge Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the aggregate amount of the Blue Ridge Liquidity Banks' Commitments, and
     (ii) Blue Ridge's Percentage of the Borrowing Base (such lesser amount, the "Blue Ridge Allocation Limit"); and

          (b) in the event that Victory fails to make any such Loan to Borrower pursuant to Victory's Commitment, the Victory Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the Victory Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of Victory's and the Victory Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the aggregate amount of the Victory Group's Commitments,

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     and (ii) Victory's Percentage of the Borrowing Base (such lesser amount, the "Victory Allocation Limit").

Each Loan shall be in the minimum amount of $1,000,000 or a larger integral multiple of $500,000. In no event may the aggregate principal amount of the Advances hereunder exceed the lesser of (x) the Aggregate Commitment, or (y) the Borrowing Base. Each Committed Lender's Commitment under this Agreement shall terminate on the Facility Termination Date. Each of the Loans, and all other Obligations of Borrower, shall be secured by the Collateral as provided in
Article IX.

     Section 1.2 Funding Mechanics; Liquidity Fundings.

         (a) Each Advance hereunder shall consist of Loans made by (i) Victory and/or the Victory Liquidity Banks, on the one hand, and/or (ii) Blue Ridge and/or the Blue Ridge Liquidity Banks, on the other hand, and which (except for any Advance which does not increase the aggregate principal amount of the Loans outstanding) shall be made in such proportions by each Group such that, after giving effect thereto, the aggregate outstanding principal balance of the Loans outstanding from each Group shall be in proportion to such Group's Percentage of the aggregate outstanding principal balance of all Advances then outstanding hereunder. Any Advance which does not increase the aggregate principal amount outstanding may be funded solely by one or more of the members of a single Group.

         (b) Each Lender funding any portion of an Advance shall wire transfer the principal amount of its Loan to its applicable Co-Agent in immediately available funds not later than 1:00 p.m. (New York City time) on the applicable Borrowing Date and, subject to its receipt of such Loan proceeds, such Co-Agent shall wire transfer such funds to the account specified by Borrower in its Borrowing Request not later than 2:00 p.m. (New York City time) on such Borrowing Date.

         (c) While it is the intent of each of the Conduits to fund its respective Loans through the issuance of Commercial Paper, the parties acknowledge that if either of the Conduits is unable, or determines in its reasonable business judgment that it is undesirable for any reason to issue Commercial Paper to fund or maintain all or any portion of its Loans at a CP Rate, or is unable to repay such Commercial Paper upon the maturity thereof, such Conduit will fund such Loan, or a portion thereof, as a Liquidity Funding under its Liquidity Agreement. The Liquidity Fundings may be Alternate Base Rate Loans or LIBOR Loans, or a combination thereof, selected by Borrower in accordance with Article II; provided, however, that each Liquidity Funding shall be an Alternate Base Rate Loan at least for the first two (2) Business Days after it is funded. In addition, the parties acknowledge that Commercial Paper is issued at a discount and at varying discount rates; accordingly, it may not be possible for all CP Rate Loans to be made in amounts precisely equal to the amounts specified in a Borrowing Request. Regardless of whether a Liquidity Funding constitutes an assignment of a Loan or the sale of one or more participations therein or any other obtaining of funding for all or any portion of any Loan, each Liquidity Bank participating in a Liquidity Funding shall have the same rights as its Conduit has hereunder with the same force and effect as if such Liquidity Bank had directly made a Loan to Borrower in the amount of its Liquidity Funding.

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         (d) Nothing herein shall be deemed to commit any Lender to make CP Rate
Loans.

     Section 1.3 Interest Rates.

         (a) Each CP Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the CP Tranche Period applicable thereto selected in accordance with Article II of this Agreement to (but not including) the last day of such CP Tranche Period at the applicable CP Rate. On the 5th Business Day immediately preceding each Settlement Date, Blue Ridge shall calculate the amount of its CP Costs for the applicable CP Tranche Period and the Victory Agent shall calculate Victory's CP Rate and each shall notify Borrower of such amount which shall be payable on such Settlement Date.

         (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto selected in accordance with Article II of this Agreement to (but not including) the last day of such Interest Period at a rate per annum equal to the applicable LIBOR for such Interest Period; provided that (i) the applicable Co-Agent has received the notice as and when required under Section 2.2(c) and (ii) the applicable Co-Agent determines that (I) the funding of a LIBOR Loan would not violate any applicable law and (II) deposits of a type and maturity appropriate to match-fund such LIBOR Loan are available.

         (c) Each Alternate Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date it is paid at a rate per annum equal to the Alternate Base Rate for such day. Changes in the rate of interest on Alternate Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.

         (d) Notwithstanding anything to the contrary contained in Sections 1.3(a), (b) or (c), upon the occurrence of an Amortization Event, and during the continuance thereof, all Obligations shall bear interest, payable upon demand, at the Default Rate.

         (e) Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received by each Co-Agent prior to 1:00 p.m. (New York City time) at the place of payment. If any payment of principal of or interest on a Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     Section 1.4 Payment Dates; Absence of Notes to Evidence Loans.

         (a) Borrower promises to pay the principal of each CP Rate Loan on the last day of its CP Tranche Period.

         (b) Borrower promises to pay the principal of each LIBOR Loan on the last day of its Interest Period.

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         (c) Borrower promises to pay the principal of each Alternate Base Rate
Loan on or before the earlier to occur of (i) the Facility Termination Date, and
(ii) the refinancing of such Loan with a CP Rate Loan or a LIBOR Loan.

         (d) Borrower promises to pay all accrued and unpaid interest on each Loan on its applicable Settlement Date.

         (e) Each Lender shall maintain (or cause its respective Co-Agent to maintain) in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Upon request of Borrower, such Lender's Co-Agent or the Administrative Agent, such Lender will confirm the outstanding principal balances of its Loans and the amount of any accrued and unpaid interest thereon. The entries maintained in the accounts maintained pursuant to this Section shall absent manifest error be correct evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of any Lender (or Co-Agent) to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with their terms.

     Section 1.5 Prepayments. Subject, in the case of CP Rate Loans and LIBOR Loans, to the funding indemnification provisions of Section 4.3:

         (a) Borrower may from time to time voluntarily prepay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $2,000,000 (or a larger integral multiple of $1,000,000), any portion of the outstanding Advances by giving prior irrevocable written notice to the Co-Agents (each, a "Prepayment Notice"): (i) given within the Required Notice Period and
(ii) providing for such prepayment to occur on the last day of the CP Tranche Period with respect to Victory's CP Loans or the last day of the Interest Period for any Liquidity Bank's LIBOR Loans, as applicable, so prepaid; provided that each such prepayment of principal complying with the provisions of this section or otherwise is accompanied by a payment of all accrued and unpaid interest on the amount prepaid, together with all amounts (if any) due under Section 4.3 and any Broken Funding Costs (if any) due because of such prepayment, and is made between the Conduits in such proportions so that after giving effect thereto, the aggregate outstanding principal balance of the Loans outstanding from each Conduit shall be in proportion to such Conduit's Percentage of the aggregate outstanding principal balance of all Advances then outstanding hereunder.

         (b) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the Blue Ridge Group exceeds the Blue Ridge Allocation Limit, or the aggregate principal amount of the Loans outstanding from Blue Ridge exceeds the Blue Ridge Liquidity Banks' Liquidity Commitments pursuant to the Blue Ridge Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the Blue Ridge Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

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         (c) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the Victory Group exceeds the Victory Allocation Limit, or the aggregate principal amount of the Loans outstanding from Victory exceeds the Victory Liquidity Banks' aggregate Liquidity Commitments pursuant to the Victory Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the Victory Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

         (d) Upon receipt of any wire transfer pursuant to Section 1.5(a), (b) or (c), the applicable Co-Agent shall wire transfer to each of its Constituent Lenders their respective shares thereof not later than 1:30 p.m. (New York City time) on the date when received. Any prepayment required pursuant to Section 1.5(b) or (c) shall be applied in such order as each Co-Agent may determine.

     Section 1.6 Reductions in Aggregate Commitment. Borrower may permanently reduce the Aggregate Commitment in whole, or ratably between the Groups in part, in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000), upon at least fifteen (15) Business Days' written notice to the Co-Agents (each, a "Commitment Reduction Notice"), which notice shall specify the aggregate amount of any such reduction and the Blue Ridge Liquidity Banks' and Victory Liquidity Banks' respective amounts thereof, provided, however, that
(a) the amount of the Aggregate Commitment may not be reduced below the Aggregate Principal unless accompanied by a prepayment pursuant to Section 1.5 in the amount necessary to ensure that the Aggregate Principal does not exceed the Aggregate Commitment, and (b) the amount of the Aggregate Commitment may not be reduced below $100,000,000 unless the Aggregate Commitment is terminated in full. All accrued and unpaid fees, including Broken Funding Costs, if any, shall be payable on the effective date of any termination of the Aggregate Commitment. Each Commitment Reduction Notice shall be irrevocable once delivered to the Co-Agents.

     Section 1.7 Distribution of Certain Notices; Notification of Interest Rates. Promptly after receipt thereof, the Blue Ridge Agent will notify the Blue Ridge Group, and the Victory Agent will notify the Victory Group, of the contents of each Monthly Report, Borrowing Request, Commitment Reduction Notice, Prepayment Notice, or notice of default received by it from Borrower or the Servicer hereunder. In addition, each of the Co-Agents shall promptly notify its Constituent Lenders and Borrower of each determination of and change in Interest Rates and of any decision by the Liquidity Banks in its Group not to extend their Liquidity Termination Date.

     Section 1.8 Extension of the Scheduled Termination Date.

         (a) Provided that no Unmatured Amortization Event or Amortization Event exists and is continuing, the Borrower may request one or more Liquidity Bank(s) to extend its Scheduled Termination Date by submitting a request for an extension (each, an "Extension Request") to the Co-Agents no more than 90 days prior to each such Liquidity Bank's respective Scheduled Termination Date then in effect. Each Extension Request must specify the new Scheduled Termination Date requested by the Borrower for such Liquidity Bank(s) and the date (which must be at least 30 days after the Extension Request is delivered to the Co-Agents) as of

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which the Co-Agents and the applicable Liquidity Bank(s) must respond to the
Extension Request (the "Response Date"). The new Scheduled Termination Date for each applicable Liquidity Bank shall be no more than 364 days after the applicable Response Date, including such Response Date as one of the days in the calculation of the days elapsed.

         (b) Promptly upon receipt of an Extension Request, the Blue Ridge Agent shall notify the Blue Ridge Group of the contents thereof and shall request each applicable Blue Ridge Liquidity Bank to approve such Extension Request, and the Victory Agent shall notify the Victory Group of the contents thereof and shall request each applicable Victory Liquidity Bank to approve such Extension Request. Each applicable Liquidity Bank approving such Extension Request shall deliver its written approval to its Co-Agent no later than the Response Date, whereupon such Co-Agent shall notify the other Co-Agent and the Borrower within one Business Day thereafter as to which (if any) of such Co-Agent's applicable Constituent Liquidity Banks have approved such Extension Request.

         (c) If any applicable Liquidity Bank does not approve the Extension Request, its Co-Agent shall promptly notify its Conduit, the other Co-Agent and the Borrower of such fact, and the Borrower shall have the right to (i) require such Non-Approving Lender to assign all, but not less than all, of its Commitment and outstanding Obligations by entering into written assignments with one or more Eligible Assignees not later than the 5th Business Day prior to such Non-Approving Lender's existing Scheduled Termination Date, or (ii) to pay in full of all Obligations (if any) owing to such Non-Approving Lender and terminate its Commitment no later than such Non-Approving Lender's existing Scheduled Termination Date. Each assignment pursuant to clause (i) above to an Eligible Assignee (which may include a Constituent of the other Co-Agent) shall become effective on the existing Scheduled Termination Date and, subject to receipt of payment in full on such existing Scheduled Termination Date for all Obligations, if any, owing to such Non-Approving Lender, such Non-Approving Lender shall make each such requested assignment; provided that any expenses or other amounts which would be owing to such Non-Approving Lender pursuant to any indemnification provision hereof shall be payable by the Borrower as if the Borrower had prepaid the Loans of the assigning Lenders rather than such assigning Lenders having assigned their respective interests hereunder. If no assignment of a Non-Approving Lender's Commitment to an Eligible Assignee is executed by the 5th Business Day prior to its existing Scheduled Termination Date, the Scheduled Termination Date for all Lenders shall remain unchanged. If all applicable Liquidity Banks approve an Extension Request by the Response Date, the Scheduled Termination Date specified in such Extension Request shall become effective on such Response Date as to the approving Liquidity Banks, and each of the Co-Agents shall promptly notify the Borrower and the other Co-Agent of the applicable Liquidity Banks' new Scheduled Termination Date.

     Section 1.9 Eligible Originators. A list of Eligible Originators as of the Initial Closing Date is attached hereto as Exhibit X. After the Initial Closing Date, BSX may request that additional Eligible Originators be designated by submitting a written request to the Co-Agents. If both Co-Agents, in their sole discretion, approve any such request in writing within 30 days after receiving such request, Exhibit X will be automatically deemed amended to add the name of such newly approved Eligible Originator. If both Co-Agents have not approved such request in writing within thirty (30) days (or if either Co-Agent notifies BSX and the other Co-Agent that such request is not approved), such request shall be considered to have been denied.

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                                  ARTICLE II.
              BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS

     Section 2.1 Request a Borrowing. Borrower (or the Servicer, on Borrower's behalf) shall give the Co-Agents irrevocable notice in the form of Exhibit II hereto (each, a "Borrowing Request") not later than 1:00 p.m. (New York City time) at least three (3) Business Days before the Borrowing Date of each Advance. On each Borrowing Date, each applicable Lender shall make available its Loan or Loans in accordance with Section 1.2(b). Unless each of the Co-Agents in its sole discretion shall otherwise agree, not more than one (1) Borrowing Date shall occur in any calendar week.

     Section 2.2 Selection of CP Tranche Periods and Interest Periods.

         (a) Except upon the occurrence and during the continuance of an Amortization Event and subject to Sections 1.2(c) and 2.2(b) and, in the case of LIBOR Loans, Section 2.2(c): (i) Borrower (or the Servicer, on Borrower's behalf) in its Borrowing Request may request CP Tranche Periods from time to time to apply to Victory's CP Rate Loans; provided, however, that no CP Tranche Period of Victory may extend beyond the Victory Group's Liquidity Termination Date, and (ii) Borrower (or the Servicer, on Borrower's behalf) in its Borrowing Request may request Interest Periods from time to time to apply to the LIBOR Loans; provided, however, that no Interest Period of any Liquidity Bank which began prior to its Liquidity Termination Date shall extend beyond such Liquidity Termination Date.

         (b) The Victory Agent shall have the right to subdivide any requested CP Rate Loan into one or more CP Rate Loans of different CP Tranche Periods, or, if the requested period is not feasible, to suggest an alternative CP Tranche Period. Each of the Co-Agents shall have the right to subdivide any requested LIBOR Loan into one or more LIBOR Loans with different Interest Periods, or, if the requested period is not feasible, to suggest an alternative Interest Period. Notwithstanding the foregoing, not less than $1,000,000 of principal may be allocated to any CP Tranche Period of the Conduits or to any Interest Period of any Liquidity Funding, and no Alternate Base Rate Loan may have a principal amount of less than $1,000,000.

         (c) Borrower (or the Servicer, on Borrower's behalf) may not request an Interest Period for a LIBOR Loan unless it shall have given each of the applicable Co-Agent(s) written notice of its desire therefor not later than 12:00 p.m. (New York City time) at least three (3) Business Days prior to the first day of the desired Interest Period.

         (d) Unless both Co-Agents shall have received written notice by 1:00 p.m. (New York City time) on the third (3rd) Business Day prior to the last day of a CP Tranche Period that Borrower intends to reduce the aggregate principal amount of the CP Rate Loans outstanding, each of the Co-Agents and the Conduits shall be entitled to assume that Borrower desires to refinance the principal and interest of each maturing CP Rate Loan on the last day of its CP Tranche Period with new CP Rate Loans having substantially similar CP Tranche Periods; provided, however, that Borrower shall remain liable to pay in cash any portion of the principal or interest on the maturing CP Rate Loan when due to the extent that the applicable Conduit cannot issue Commercial Paper or avail itself of a Liquidity Funding, in either case, in the precise amount necessary to refinance the maturing CP Rate Loan and the accrued and unpaid interest thereon.

         (e) Unless the Co-Agents shall have received written notice by 1:00 p.m. (New York City time) on the third (3rd) Business Day prior to the last day of an Interest Period with respect to a LIBOR Loan that Borrower intends to reduce the aggregate principal amount of LIBOR Loans outstanding from the Liquidity Banks, each of the Liquidity Banks shall be entitled to assume that Borrower desires to refinance its maturing LIBOR Loans on the last day of such Interest Period with Alternate Base Rate Loans.

     Section 2.3 Computation of Concentration Limits and Outstanding Balance. The Obligor Concentration Limits and the aggregate Outstanding Balance of Receivables of each Obligor and its Affiliates who are Obligors (if any) shall be calculated as if each such Obligor and its Affiliates who are Obligors were one Obligor.

     Section 2.4 Maximum Interest Rate. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law (the "Maximum Rate"). If at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the Maximum Rate which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     Section 2.5 Payments and Computations, Etc.

         (a) Payments. All amounts to be paid or deposited by Borrower or the Servicer (on Borrower's behalf) to any of the Agents or Lenders (other than amounts payable under Section 4.2) shall be paid by wire transfer of immediately available funds received not later than 1:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the applicable Co-Agent at its address specified below its signature hereto, and, to the extent such payment is for the account of any Lender, the applicable Co-Agent shall promptly disburse such funds to the appropriate Lender(s) in its Group.

         (b) Late Payments. Upon demand, Borrower or the Servicer (on Borrower's behalf), as applicable, shall pay to the applicable Co-Agent for the account of each Person in its Group to whom payment of any Obligation is due, interest on all amounts not paid or deposited by 1:00 p.m. (New York City time) on the date when due (without taking into account any applicable grace period) at the Default Rate.

         (c) Method of Computation. All computations of interest at the Alternate Base Rate or the Default Rate shall be made on the basis of a year of 365 (or, when appropriate, 366) days for the actual number of days (including the first day but excluding the last day) elapsed. All other computations of interest, and all computations of Servicing Fee, any per annum fees payable under Section 4.1 and any other per annum fees payable by Borrower to the Lenders, the Servicer or any of the Agents under the Loan Documents shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         (d) Avoidance or Rescission of Payments. No payment of any Obligation shall be considered to have been paid if at any time such payment is rescinded or must be returned for any reason.

     Section 2.6 Non-Receipt of Funds by the Co Agents. Unless a Lender notifies its Co-Agent prior to the date and time on which it is scheduled to fund a Loan that it does not intend to fund, such Co-Agent may assume that such funding will be made and may, but shall not be obligated to, make the amount of such Loan available to the intended recipient in reliance upon such assumption. If such Lender has not in fact funded its Loan proceeds to the applicable Co-Agent, the recipient of such payment shall, on demand by such Co-Agent, repay to such Co-Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by such Co-Agent until the date such Co-Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day.

                                  ARTICLE III.
                                   SETTLEMENTS

     Section 3.1 Monthly Reporting. Not later than the Monthly Reporting Date in each calendar month hereafter, the Servicer shall deliver to each of the Co-Agents, a Monthly Report accompanied by an electronic file in a form reasonably satisfactory to each of the Co-Agents; provided, however, that if an Unmatured Amortization Event or an Amortization Event shall exist and be continuing, each of the Co-Agents may request that a computation of the Borrowing Base also be made on a date that is not a Monthly Reporting Date and Servicer shall promptly comply with such request. At or before 1:00 p.m. (New York City time) on the fifth Business Day immediately preceding each Settlement Date, each of the Co-Agents shall notify Borrower and the Servicer of (i) the aggregate principal balance of all Loans that are then outstanding from its Constituents, and (ii) the aggregate amount of all principal, interest and fees that will be due and payable by Borrower to such Co-Agent for the account of such Co-Agent or its Constituents on such Settlement Date.

     Section 3.2 Turnover of Collections. Without limiting any Agent's or Lender's recourse to Borrower for payment of any and all Obligations:

         (a) If any Monthly Report reveals that a mandatory prepayment is required under Section 1.5(b) or (c), not later than the 1:00 p.m. (New York City time) on the next succeeding Settlement Date, the Servicer shall turn over to each applicable Co-Agent, for distribution to its Constituents, a portion of the Collections received as of the Monthly Reporting

Date on which such Monthly Report was due and not previously so distributed equal to the amount of such required mandatory prepayment;

         (b) If, on any Settlement Date, any Loans are to be voluntarily prepaid in accordance with Section 1.5(a), or if the aggregate principal amount of the Advances outstanding is to be reduced, the Servicer shall turn over to each of the Co-Agents, for distribution to its Constituents, a portion of the Collections equal to the Groups' respective Percentages of the aggregate amount of such voluntary prepayment or reduction and any other amounts required to be paid in connection with such voluntary prepayment or reduction; and

         (c) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise) and, in the case of principal, has not been reborrowed pursuant to Section 1.1, the Servicer shall turn over to each of the Co-Agents, for distribution to their respective Constituents, the Groups' respective Percentages of a portion of the Collections equal to the aggregate amount of all other Obligations that are due and owing on such date. If the Collections and proceeds of new Loans are insufficient to make all payments required under clauses (a), (b) and (c) and to pay the Servicing Fees and, if applicable, all expenses due and owing to any replacement Servicer under Section 8.1 (all of the foregoing, collectively, the "Required Amounts") and Borrower has made any Demand Advances, Borrower shall make demand upon BSX for payment of the Demand Advances in an amount equal to the lesser of the Required Amounts or the aggregate outstanding principal balance of such Demand Advances (plus any accrued and unpaid interest thereon) and, upon receipt of any such amounts, Borrower shall pay them to each of the Co-Agents, ratably in accordance with their respective Groups' Percentages, for distribution in accordance with this Section 3.2.

         (d) If the aggregate amount of Collections and payments on Demand Advances received by the Co-Agents on any Settlement Date are insufficient to pay all Required Amounts, the aggregate amount received shall be applied to the items specified in the subclauses below, in the order of priority of such subclauses:

              (i) to any accrued and unpaid interest on the Loans that is then due and owing, including any previously accrued interest which was not paid on its applicable due date;

              (ii) if the Servicer is not Borrower or an Affiliate thereof, to any accrued and unpaid Servicing Fee that is then due and owing to such Servicer, together with any invoiced expenses of the Servicer due and owing pursuant to Section 10.3;

              (iii) to the Facility Fee and the Usage Fee accrued during such Settlement Period, plus any previously accrued Facility Fee and Usage Fee not paid on a prior Settlement Date;

              (iv) to the payment of the principal of any Loans that are then due and owing;

              (v) to other Obligations that are then due and owing; and

              (vi) if the Servicer is Borrower, BSX or one of their respective Affiliates, to the accrued and unpaid Servicing Fee that is then due and owing to such Servicer.

         (e) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise), the Servicer shall turn over to each of the Co-Agents, for distribution to the Lenders, a portion of the Collections equal to the aggregate amount of all Obligations that are due and owing to their respective Group on such date.

     Section 3.3 Non-Distribution of Servicing Fee. Each of the Agents and the other Secured Parties hereby agrees that prior to the occurrence of an Unmatured Amortization Event or an Amortization Event, the Servicer may retain a portion of the Collections equal to the Servicing Fee so long as the Collections received by the Servicer are sufficient to pay in full all amounts due pursuant to Section 3.2(d).

     Section 3.4 Deemed Collections. If as of the last day of any Settlement
Period:

         (a) the aggregate Outstanding Balance of the Receivables as reflected in the preceding Monthly Report (net of any positive adjustments) has been reduced or cancelled for any of the following reasons:

              (i) as a result of any rejected, defective or returned services or merchandise, any cash discount or any other adjustment by the Borrower, the applicable Originator or any Affiliate thereof (regardless of whether the same is treated by such Originator or Affiliate as a write-off), or as a result of any surcharge or other governmental or regulatory action, or

              (ii) as a result of any setoff or breach of the underlying agreement in respect of any claim by the Obligor thereof against the Borrower, the applicable Originator or any Affiliate thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

              (iii) on account of the obligation of the Borrower, the applicable Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

              (iv) the Outstanding Balance of any Receivable is less than the amount included in calculating the Net Pool Balance for purposes of any Monthly Report (for any reason other than such Receivable becoming a Defaulted Receivable), or

         (b) any of the representations or warranties of the Borrower set forth in Section 6.1(n), (o) or (r) was not true when made with respect to any Receivable, or any of the representations or warranties of the Borrower set forth in Section 6.1(m) is no longer true with respect to any Receivable, then, in such event, the Borrower shall be deemed to have received a Collection in an amount equal to (A) the amount of such reduction, cancellation or overstatement, in the case of the preceding clauses (a)(i), (a)(ii), (a)(iii) and (a)(iv) or the difference between the actual Outstanding Balance and the amount included in respect of such Receivable in calculating the Net Pool Balance, as applicable, and (B) in the full amount of the Outstanding Balance of such Receivable in the case of the preceding clause (b).

     Section 3.5 Treatment of Collections and Deemed Collections. Borrower shall forthwith deliver to Servicer all Deemed Collections, and Servicer shall hold or distribute such Deemed Collections in the same manner as all other Collections are required to be held or distributed hereunder.

                                  ARTICLE IV.
                            FEES AND YIELD PROTECTION

     Section 4.1 Fees. BSX or Borrower, as applicable, shall pay to each of the Agents and the Lenders certain fees from time to time in amounts and payable on such dates as are set forth in the Fee Letters.

     Section 4.2 Yield Protection.

         (a) If any Regulatory Change occurring after the date hereof:

              (i) shall subject an Affected Party to any Tax (other than Excluded Taxes), duty or other charge with respect to its obligations hereunder or under any Funding Agreement or Enhancement Agreement, as applicable, its Commitment or its Liquidity Commitment, or shall change the basis of taxation of payments to the Affected Party of any Obligations, owed to or funded or maintained in whole or in part by it or any other amounts due under this Agreement in respect of its Obligations or, as applicable, its Commitment or its Liquidity Commitment; or

              (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party pursuant to this Agreement, a Funding Agreement or an Enhancement Agreement, as applicable; or

              (iii) shall affect the amount of capital required or expected to be maintained by any Affected Party; or

              (iv) shall impose any other condition affecting any obligation owned, funded or maintained in whole or in part by any Affected Party, or its rights or obligations, if any, to make Loans or Liquidity Fundings or to provide (or participate in) the funding or maintenance thereof; or

              (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses deposit insurance premiums or similar charges;

         and the result of any of the foregoing is or would be:

              (x) to increase the cost to or to impose a cost on (I) an Affected Party funding or making or maintaining (or providing or agreeing to provide funding for) any Loan, any Liquidity Funding or loans or other extensions of credit under any Funding Agreement or Enhancement Agreement or any commitment of such Affected Party with respect to any of the foregoing, or (II) any of the Agents for continuing its or Borrower's relationship with any Affected Party, in each case, in an amount deemed to be material by such Affected Party,

              (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any Liquidity Agreement or Enhancement Agreement, or

              (z) to reduce the rate of return on such Affected Party's capital as a consequence of its Obligations, its Commitment, its Liquidity Commitment, its obligations under any Enhancement Agreement or the Loans made by it or otherwise arising in connection herewith (or therewith) to a level below that which such Affected Party could have achieved but for the occurrence of such circumstances, then, within fifteen days after demand by such Affected Party (which demand shall be accompanied by a certificate setting forth the basis of such demand), Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such actual additional cost, increased cost or reduction.

         (b) Each Affected Party will promptly notify Borrower, the Administrative Agent and the applicable Co-Agent of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.2; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

         (c) In determining any amount provided for or referred to in this
Section 4.2, an Affected Party may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.2 shall submit to Borrower the above-referenced certificate as to such actual increased cost or actual reduced return (including calculation thereof in reasonable detail), which shall, in the absence of manifest error, be conclusive and binding upon Borrower.

     Section 4.3 Funding Losses. In the event that any Affected Party shall incur any loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party, then, upon written notice from the applicable Co-Agent to the Administrative Agent, Borrower and the Servicer, Borrower shall pay to the Servicer, and the Servicer shall pay to the applicable Co-Agent for the account of such Affected Parties upon demand, the amount of such loss or expense (which shall include without limitation all Broken Funding Costs). Such written notice (which shall include the methodology for calculating, and the calculation of, the amount of such actual loss or expense, in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon Borrower and the Servicer.

                                   ARTICLE V.
                             CONDITIONS OF ADVANCES

     Section 5.1 Conditions Precedent to Initial Advance. The initial Advance under this Agreement is subject to the conditions precedent that (a) the Administrative Agent shall have received on or before the date of such Advance those documents listed on Schedule B to this Agreement, (b) the Rating Agency Condition with respect to Blue Ridge shall have been satisfied, and (c) the Agents shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letters.

     Section 5.2 Conditions Precedent to All Advances. Each Advance (including the initial Advance) and each rollover or continuation of any Advance shall be subject to the further conditions precedent that (a) the Servicer shall have delivered to the Agents on or prior to the date thereof, in form and substance satisfactory to the Agents, all Monthly Reports as and when due under Section 8.5; (b) the Facility Termination Date shall not have occurred; (c) the Agents shall have received such other approvals, opinions or documents as any Agent may reasonably request; and (d) on the date thereof, the following statements shall be true (and acceptance of the proceeds of such Advance shall be deemed a representation and warranty by Borrower that such statements are then true):

              (i) the representations and warranties set forth in Section 6.1 and Article II of the Receivables Sale Agreement are true and correct in all material respects on and as of the date of such Advance (or such Settlement Date, as the case may be; except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date) as though made on and as of such date and shall be deemed to have been made on such date; provided, however, that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards; and provided, further, that so long as each of the Liquidity Banks remains a party to the BSX Credit Agreement, in no event will any Loan Party be required to "date-down" its representation in Section 6.1(b) or 6.1(g);

              (ii) no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that would constitute an Unmatured Amortization Event;

              (iii) after giving effect to such Advance (or the continuation thereof), the Aggregate Principal will not exceed the Aggregate Commitment; and

              (iv) after giving affect to the Loans made by each Group included in such Advance (or the continuation thereof), the aggregate Principal of such Loans will not exceed the Allocation Limit of such Group.

                                  ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

     Section 6.1 Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to the Agents and the Lenders, as to itself in any capacity, as of the date hereof, as of the date of each Advance and as of each Settlement Date as follows; provided, however, that so long as each of the Liquidity Banks remains a party to the BSX Credit Agreement, in no event will any Loan Party be required to "date-down" its representation in Section 6.1(b) or 6.1(g):

         (a) Financial Condition. The consolidated balance sheet of BSX and its consolidated Subsidiaries as at December 31, 2001 and December 31, 2000 and the related consolidated statements of operations and of cash flows for the fiscal years ended on such dates, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to Borrower and Lenders, are complete and correct and present fairly the consolidated financial condition of BSX as at such dates, and the consolidated results of its operations and its consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of BSX and its consolidated Subsidiaries as at March 31, 2002 or, if later and prior to the Initial Closing Date, the date of BSX's most recent publicly available Form 10-Q and the related unaudited consolidated statements of operations and of cash flows for the fiscal period ended on such date, certified by an Authorized Officer, copies of which have heretofore been furnished to each Lender, are complete and materially correct and present fairly (subject to normal year-end audit adjustments) the consolidated financial condition of BSX and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal period then ended. All such annual financial statements, including the related schedules and notes thereto, were, as of the date prepared, prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or an Authorized Officer, as the case may be, and as disclosed therein). The quarterly financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933. Accordingly, such quarterly statements do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of BXS, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. Neither BSX nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, material contingent liability or material liability for taxes, or any material long-term lease or material unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

         (b) No Change. Since December 31, 2001 in the case of BSX, and since the date of formation in the case of Borrower, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         (c) Ownership of Borrower and Originators. BSX owns, directly or indirectly, all the issued and outstanding Equity Interests of (i) the Borrower and (ii) each of the other Originators (if any), and all of such Equity Interests are fully paid and non-assessable.

         (d) Corporate Existence; Compliance with Law. Each Loan Party and its Subsidiaries, if any, (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except to the extent that the failure of the foregoing clauses (a), (c) and
(d) to be true and correct could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (e) Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other power and authority, and the legal right, to make, deliver and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions herein and therein contemplated and has taken all necessary corporate action to authorize the consummation of the transactions herein and therein contemplated and to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to such Loan Party or any of its Subsidiaries in connection with the transactions hereunder or with the execution, delivery, performance, validity or enforceability of the Transaction Documents to which such Loan Party is a party. This Agreement and each other Transaction Document to which such Loan Party is, or is to become, a party has been or will be, as applicable, duly executed and delivered on behalf of such Loan Party. This Agreement and each other Transaction Document to which such Loan Party is, or is to become, a party constitutes or will constitute, as applicable, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (f) No Legal Bar. The execution, delivery and performance of the Transaction Documents and transactions contemplated hereunder will not violate any Requirement of Law or Contractual Obligation of such Loan Party or of any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien (except for any Lien permitted by, or created pursuant to, any of the Transaction Documents) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation which could reasonably be expected to have a Material Adverse Effect.

         (g) No Material Litigation. Except as disclosed in BSX's Form 10-K dated December 31, 2001 or BSX's Form 10-Q dated March 31, 2002 or, if later and prior to the Initial

Closing Date, the date of BSX's most recent publicly available Form 10-Q, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Loan Party, threatened by or against such Loan Party or any of its Subsidiaries or against any of its or its respective properties or revenues (a) with respect to any of the Transaction Documents or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

         (h) No Default. Neither Servicer nor any of its Subsidiaries (other than Borrower) is in default under or with respect to any of its Contractual Obligations in excess of $100,000,000. Borrower is not in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Unmatured Amortization Event or Amortization Event has occurred and is continuing.

         (i) Taxes. Each of such Loan Party and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of such Loan Party, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Loan Party or its Subsidiaries, as the case may
be), except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         (j) Use of Proceeds. The use of all funds obtained by the Borrower under this Agreement or any other Transaction Document to which it is a party will not (i) violate Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, (ii) violate
Section 7.2(e) of this Agreement or (iii) be to acquire any security which is subject to Section 12, 13 or 14 of the Exchange Act.

         (k) Investment Company Act; Other Regulations. Such Loan Party is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Such Loan Party is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

         (l) Accuracy of Information.

              (i) Monthly Reports. Each Monthly Report delivered pursuant to this Agreement was true and accurate in every material respect on the date specified in such report and did not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

              (ii) Pre-Closing Collateral Information. All information regarding the Collateral or any Loan Party furnished by any Loan Party or any of its Affiliates to any of the Agents or Lenders prior to the date of this Agreement was true and accurate in every material respect on the date such information was so furnished except as otherwise disclosed to the Agents and the Lenders prior to the date hereof and, when taken as a whole together with such subsequent disclosures, did not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

              (iii) Ongoing Collateral Information. All other information regarding the Collateral not covered by clauses (i) and (ii) above which is hereafter furnished by any Loan Party to any of the Agents or Lenders will be true and accurate in every material respect on the date such information is so furnished and, when taken as a whole, will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date when so furnished.

              (iv) Other Information. All other information regarding any Loan Party, its business, operations, financial condition or prospects furnished by any Loan Party to any of the Agents or Lenders in connection with the Transaction Documents after the date of this Agreement that is not covered by clauses (i), (ii) or (iii) above, will be true and accurate in every material respect on the date such information is so furnished and, when taken as a whole together with any subsequent updates to such information, will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date when furnished or updated.

         (m) Valid and Perfected Security Interest. The Borrower has a perfected ownership interest in each Receivable, and each Receivable is owned by the Borrower free and clear of any Lien except as created hereby or by the other Transaction Documents. Without limiting the foregoing, Borrower has delivered to the Administrative Agent in form suitable for filing all financing statements or other similar instruments or documents necessary under the UCC of all appropriate jurisdictions to perfect the Administrative Agent's security interest in the Receivables and Related Security. This Agreement creates a valid security interest in each such Receivable and its Related Security in favor of the Administrative Agent, and, upon filing of the financing statements described in the preceding sentence, together with UCC termination statements delivered as a condition precedent to the initial Advance hereunder, such security interest will be a first priority perfected security interest.

         (n) Nature of Receivables. Each Receivable constitutes an "Account" as defined in the UCC in effect in the State of New York.

         (o) Title to Receivables and Quality of Title. No financing statement or other instrument similar in effect creating any Lien on any portion of the Collateral is on file in any recording office except such as may be filed (i) in favor of an Originator in accordance with the Contracts, (ii) in favor of the Borrower and its assigns in connection with the Receivables Sale Agreement,
(iii) in favor of the Administrative Agent in accordance with this Agreement,
(iv) in connection with any Lien arising solely as the result of any action taken by the Administrative Agent or one of the Secured Parties, or (v) which shall be terminated or amended pursuant to the

UCC termination statements or amendments delivered as a condition precedent to this Agreement.

         (p) Offices. The chief executive office of such Loan Party is located at the address set forth for it on Exhibit III hereto, and the offices where such Loan Party keep all books, records and documents evidencing the Receivables (other than books, records and documents that are stored off-site with respect to Receivables which are no longer outstanding or which have been written-off), the related material Contracts and all purchase orders and other agreements related to such Receivables are located at the addresses specified in Exhibit III hereto or its Joinder Agreement (or at such other locations, notified to the Administrative Agent in accordance with Section 7.2(a), in jurisdictions where all action required by Section 6.1(m) has been taken and completed). Such Loan Party's jurisdiction of organization and organizational identification number are also correctly set forth on Exhibit III hereto. As of the date hereof, each Loan Party is a "registered organization" (within the meaning of Section 9-102 of the UCC as in effect in its jurisdiction of organization). Since the date of this Agreement, no Loan Party has changed its jurisdiction of organization.

         (q) Collection Accounts. The conditions and requirements set forth in Sections 7.1(h) and 7.1(m) have at all times been satisfied and duly performed. The names, addresses and jurisdictions of organization of all Collection Banks, together with the account numbers of the Collection Accounts of Borrower at each Collection Bank and the post office box number of each Lockbox, are listed on
Exhibit IV. Borrower has not granted any Person, other than the Administrative Agent as contemplated by this Agreement, dominion and control of any Lockbox or Collection Account, or the right to take dominion and control of any such Lockbox or Collection Account at a future time or upon the occurrence of a future event.

         (r) Eligible Receivables. Each Receivable included in the Net Pool Balance as an Eligible Receivable on the date of any Monthly Report was an Eligible Receivable on such date.

         (s) Names. Since its formation, Borrower has not used any legal names, trade names or assumed names other than the name in which it has executed this Agreement.

         (t) Credit and Collection Policy. Such Loan Party has complied in all material respects with the applicable Credit and Collection Policy, and no change has been made to such Credit and Collection Policy since the date of this Agreement which would be reasonably likely to materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables except for such changes as to which each of the Agents has received not less than 30 days' prior written notice of the proposed change and has given its prior written consent thereto (which consent shall not be unreasonably withheld or delayed).

         (u) Payments to Originators. With respect to each Receivable sold or contributed to the Borrower under the Receivables Sale Agreement, the Borrower has given reasonably equivalent value to the applicable Originator in consideration for such Receivable and the Related Security with respect thereto and no such transfer is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss.101 et seq.), as amended.

         (v) Reliance on Separate Legal Identity. Such Loan Party is aware that the Lenders, the Liquidity Banks and the Agents are entering into the Transaction Documents in reliance upon the Borrower's identity as a legal entity separate from such Loan Party and any of its other Affiliates.

         (w) Compliance with Law. (i) Such Loan Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect; and (ii) each Receivable, together with any Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), except where such contravention could not reasonably be expected to have a Material Adverse Effect.

         (x) Aggregate Commitment. Immediately after giving effect to each Advance and each settlement on any Settlement Date hereunder, the Aggregate Principal is less than or equal to the Aggregate Commitment.

         (y) Accounting. The manner in which such Loan Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement is consistent with and will not result in the transfer from the Sellers to the Borrower under the Receivables Sale Agreement to be or be characterized as anything other than a true sale under law and for accounting purposes.

         (z) Receivables Sale Agreement. Each Originator's representations and warranties contained in the Receivables Sale Agreement is true and correct in all material respects and is made to the Lenders, the Agents and the other parties hereto as if set forth herein in full together with the related definitions.

         (aa) Servicing Programs.No license or approval is required for any Agent's use of any software or other similar program used by any Originator or Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect.

                                  ARTICLE VII.
                                    COVENANTS

     Section 7.1 Affirmative Covenants of the Loan Parties. Until the Final Payout date, each Loan Party hereby covenants, as to itself in any capacity, as set forth below:

         (a) Financial Reporting. Such Loan Party will maintain, for itself and each of its domestic Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Co-Agents:

              (i) BSX Financial Statements. Each of the financial statements of BSX and its consolidated Subsidiaries described in Section 4.2(a) of the Receivables Sale Agreement on the dates specified therein.

              (ii) Borrower's Financial Statements. Together with each of the financial statements described in Section 7.1(a)(i), analogous unaudited financial statements for the Borrower on a stand-alone basis prepared in accordance with GAAP.

              (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Loan Party's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

              (iv) SEC and Stockholder Reports. Within ten days after the same are sent, copies of all financial statements and reports which BSX sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which BSX may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority, and promptly after the same are issued, copies of all press releases issued by BSX.

              (v) ERISA. Within ten days of the occurrence of a Reportable Event or an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) a detailed description of such Reportable Event or "accumulated funding deficiency".

              (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other material communication under or in connection with any Transaction Document from any Person other than one of the Agents or Lenders, copies of the same.

              (vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Administrative Agent's consent thereto.

              (viii) Other Information. Promptly, from time to time, (A) such other information, documents, records or data relating to the Receivables or (B) such other information, documents, records or data relating to the condition or operations, financial or otherwise, of such Loan Party each as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Agents and the Lenders under or as contemplated by this Agreement.

         (b) Notices. Such Loan Party will notify the Administrative Agent in writing by a statement of an Authorized Officer of any of the following as soon as possible upon learning of the occurrence thereof with respect to such Loan Party, describing the same and, if applicable, the steps being taken with respect thereto:

              (i) Amortization Events or Unmatured Amortization Events. As soon as possible, but in any event with one Business Day after such Loan Party receives knowledge thereof, the occurrence of each Amortization Event and each Unmatured Amortization Event.

              (ii) Proceedings. As soon as possible and in any event within ten Business Days after any Authorized Officer of any Loan Party obtains knowledge thereof, notice of (A) any litigation, investigation or proceeding which may exist at any time which would reasonably be expected to have a Material Adverse Effect and (B) the entry of any adverse judgment in or other development in previously disclosed litigation which would reasonably be expected to have a Material Adverse Effect.

              (iii) Material Adverse Effect. The occurrence of any other event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

              (iv) Sale Termination Date. The occurrence of the "Sale Termination Date" under and as defined in the Receivables Sale Agreement.

              (v) Defaults Under Other Agreements. (A) The occurrence of a material default or an amortization event under any other financing arrangement pursuant to which BSX is a debtor or an obligor or (B) the occurrence of a default or an amortization event under any other financing arrangement pursuant to which the Borrower is a debtor or an obligor and such financing arrangement is in excess of $10,750.

         (c) Conduct of Business and Maintenance of Existence. Such Loan Party will (i) continue to engage in business of the same general type as conducted by it on the Initial Closing Date, (ii) preserve, renew and keep in full force and effect its corporate existence and (except as could not in the aggregate be reasonably expected to have a Material Adverse Effect), (iii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business (except as could not be reasonably expected to have a Material Adverse Effect) and (iv) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

         (d) Audits. Such Loan Party will, subject to compliance with Contractual Obligations and Requirements of Law: (i) at any time and from time to time upon not less than ten (10) Business Days' notice (unless an or Amortization Event has occurred and is continuing, in which case, not more than one (1) Business Day's notice shall be required) during regular business hours, permit the Agents or any of their agents or representatives: (A) to examine and make copies of and abstracts from all Records, Contracts and Invoices in the possession or under the control of such Loan Party, and (B) to visit the offices and properties of such Loan Party for the purpose of examining such Records, Contracts and Invoices and to discuss matters relating to

Receivables or such Loan Party's performance hereunder with any of the officers or employees of such Loan Party having knowledge of such matters; and (ii) without limiting the provisions of clause (i) above, from time to time, at the expense of such Loan Party, permit certified public accountants or auditors acceptable to the Agents to conduct a review of the Contracts, Invoices and Records (each, a "Review"); provided, however, that, so long as no Amortization Event has occurred and is continuing, the Loan Parties shall only be responsible for the costs and expenses of one (1) such Review under this Section in any one calendar year unless (1) the first such Review in such calendar year resulted in negative findings (in which case the Loan Parties shall be responsible for the costs and expenses of two (2) such Reviews in such calendar year), or (2) the Borrower delivers an Extension Request and the applicable Response Date is more than 3 calendar months after the first Review in such calendar year. Notwithstanding the foregoing, if the Borrower requests the approval of a new Eligible Originator who is a Material Proposed Addition, the Loan Parties shall be responsible for the costs and expenses of one additional Review per proposed Material Proposed Addition in the calendar year in which such Material Proposed Addition is expected to occur if such additional Review is requested by any of the Agents.

         (e) Keeping of Records and Books of Account. Such Loan Party will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate essential Records evidencing the Receivables in the event of the destruction of the originals thereof and backing up such Records on at least a daily basis on a separate computer from which electronic file copies can be readily produced), and keep and maintain, all Contracts, Records and other information necessary or reasonably advisable for the collection of all such Receivables (including, without limitation, Records adequate to permit the identification as of any Business Day when required of Outstanding Balances by Obligor and related debit and credit details of the Receivables).

         (f) Location of Records. Such Loan Party will keep its Records and material Contracts (and, to the extent that any of the foregoing constitute instruments, chattel paper or negotiable documents, all originals thereof), at its addresses referred to in Exhibit III hereto, or, upon 30 days' prior written notice to the Agents, at such other locations in jurisdictions where all action required by Section 6.1(m) shall have been taken and completed.

         (g) Credit and Collection Policies. Such Loan Party will comply in all material respects with the Credit and Collection Policy in regard to the Receivables and will require each applicable Originator to timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the related Contracts and Invoices.

         (h) Collections. Such Loan Party will instruct all Obligors thereon to pay all Collections either directly by mail addressed to a Lockbox listed on
Exhibit IV hereto which is subject to a Collection Account Agreement, or by wire transfer or other electronic funds transfer directly to a Collection Account listed on Exhibit IV hereto which is subject to a Collection Account Agreement.

         (i) Further Assurances. Such Loan Party shall take all necessary action to establish and maintain in favor of the Buyer, a valid and perfected ownership interest in the Receivables and Related Security.

         (j) Performance and Enforcement of the Receivables Sale Agreement. Borrower will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Borrower under the Receivables Sale Agreement. Borrower will take all actions necessary to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Lenders as assignees of Borrower) under the Receivables Sale Agreement as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

         (k) Ownership. Borrower will (or will require each Originator to) take all necessary action to (i) vest legal and equitable title to the Collateral acquired by Borrower under the Receivables Sale Agreement irrevocably in Borrower, free and clear of any Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for the benefit of the Secured Parties) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's interest in such Collateral and such other necessary action to perfect, protect or more fully evidence the interest of Borrower therein as the Administrative Agent may reasonably request, and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority perfected security interest in all Collateral, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent's (for the benefit of the Secured Parties) security interest in the Collateral and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Secured Parties as the Administrative Agent may reasonably request.

         (l) Separate Existence of the Borrower. Each Loan Party hereby acknowledges that Lenders and the Agents are entering into the transactions contemplated hereby in reliance upon the Borrower's identity as a legal entity separate from the Servicer and its other Affiliates. Therefore, each Loan Party shall take all steps specifically required by this Agreement or reasonably required by any of the Agents to continue the Borrower's identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of its Affiliates, and is not a division of BSX or any other Person (including complying with and causing to be true and correct each of the facts and assumptions contained in the legal opinion of Shearman & Sterling). Without limiting the foregoing, each Loan Party will take such actions as shall be required in order that:

              (i) The Borrower will be a limited purpose corporation whose primary activities are restricted in its Certificate of Incorporation to purchasing or otherwise acquiring from any of the Originators, owning, holding, granting security interests in the Collateral, entering into agreements for the financing and servicing of the Receivables, and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

              (ii) Not less than one member of the Borrower's Board of Directors (the "Independent Director") shall be an individual who is not, and never has been, a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, material supplier or material customer of BSX or any of its Affiliates (other than an Affiliate organized with a limited purpose charter for the purpose of acquiring receivables or other financial assets or intangible property). The certificate of incorporation of the Borrower shall provide that (A) at least one member of the Borrower's Board of Directors shall be an Independent Director, (B) the Borrower's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Director shall approve the taking of such action in writing prior to the taking of such action and (C) the provisions requiring an independent director and the provision described in clauses (A) and (B) of this paragraph (ii) cannot be amended without the prior written consent of the Independent Director;

              (iii) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Borrower or any Affiliate thereof;

              (iv) Any director, employee, consultant or agent of the Borrower will be compensated from the Borrower's funds for services provided to the Borrower. The Borrower will not engage any agents other than its attorneys, auditors and other professionals and a servicer and any other agent contemplated by the Transaction Documents for the Collateral, which servicer will be fully compensated for its services by payment of the Servicing Fee, and certain organizational expenses in connection with the formation of the Borrower;

              (v) The Borrower will contract with the Servicer to perform for the Borrower all operations required on a daily basis to service the Collateral. The Borrower will pay the Servicer the Servicing Fee pursuant hereto. The Borrower will not incur any material indirect or overhead expenses for items shared with BSX (or any other Affiliate thereof) which are not reflected in the Servicing Fee. To the extent, if any, that the Borrower (or any other Affiliate thereof) shares items of expenses not reflected in the Servicing Fee, for legal, auditing and other professional services and directors' fees, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that BSX shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, rating agency and other fees;

              (vi) The Borrower's operating expenses will not be paid by any other Loan Party or other Affiliate of the Borrower;

              (vii) The Borrower will have its own stationery;

              (viii) The books of account, financial reports and records of the Borrower will be maintained separately from those of BSX and each other Affiliate of the Borrower;

              (ix) Any financial statements of any Loan Party or Affiliate thereof which are consolidated to include the Borrower will contain detailed notes clearly stating that (A) all of the Borrower's assets are owned by the Borrower, and (B) the Borrower is a separate legal entity with its own separate creditors that will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders; and the accounting records and the published financial statements of each of the Originators will clearly show that, for accounting purposes, the Receivables and Related Assets have been sold by such Originator to the Borrower;

              (x) The Borrower's assets will be maintained in a manner that facilitates their identification and segregation from those of the Servicer and the other Affiliates;

              (xi) Each Affiliate of the Borrower will strictly observe organizational formalities in its dealings with the Borrower, and, except as permitted pursuant to this Agreement with respect to Collections, funds or other assets of the Borrower will not be commingled with those of any of its Affiliates;

              (xii) No Affiliate of the Borrower will maintain joint bank accounts with the Borrower or other depository accounts with the Borrower to which any such Affiliate (other than in the Borrower's or such Affiliate's existing or future capacity as the Servicer hereunder or under the Sale Agreement) has independent access;

              (xiii) Each Affiliate of the Borrower will maintain arm's length relationships with the Borrower, and each Affiliate of the Borrower that renders or otherwise furnishes services or merchandise to the Borrower will be compensated by the Borrower at market rates for such services or merchandise;

              (xiv) No Affiliate of the Borrower will be, nor will it hold itself out to be, responsible for the debts of the Borrower or the decisions or actions in respect of the daily business and affairs of the Borrower. BSX and the Borrower will immediately correct any known misrepresentation with respect to the foregoing and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity;

              (xv) The Borrower will keep correct and complete books and records of account and minutes of the meetings and other proceedings of its stockholder and board of directors, as applicable, and the resolutions, agreements and other instruments of the Borrower will be continuously maintained as official records by the Borrower; and

              (xvi) The Borrower will conduct its business solely in its own legal name and in a manner separate from the Originators so as not to mislead others with whom they are dealing.

         (m) Collections. BSX and Borrower will cause (1) all proceeds from all Lockboxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lockbox and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to the Collateral are remitted directly to Borrower or any Affiliate of Borrower, Borrower will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Administrative Agent and the Lenders. Borrower will maintain exclusive ownership of each Lockbox and Collection Account and shall not grant the right to take dominion and control of any Lockbox or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Administrative Agent as contemplated by this Agreement.

         (n) Taxes. Such Loan Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Borrower will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Agent or any Lender.

         (o) Payment to Originators. With respect to any Receivable purchased by Borrower from any Originator, such sale shall be effected under, and in strict compliance with the terms of (including any grace periods contained therein), the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to the applicable Originator in respect of the purchase price for such Receivable.

     Section 7.2 Negative Covenants of the Loan Parties. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, that:

         (a) Name Change, Offices and Records. Borrower and Servicer will not, and will not consent to any request by any Originator to, change its name, identity, jurisdiction of organization or corporate structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given Buyer and the Administrative Agent at least forty-five (45) days' prior written notice thereof and (ii) delivered to the Administrative Agent all financing statements, instruments and other documents reasonably and promptly requested by the Administrative Agent in connection with such change or relocation.

         (b) Change in Payment Instructions to Obligors. Except as may be required by the Administrative Agent pursuant to Section 8.2(b), no Loan Party will add or terminate any

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

bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lockbox or Collection Account, unless the Administrative Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lockbox, an executed Collection Account Agreement with respect to the new Collection Account or Lockbox; provided, however, that the Servicer may make changes in instructions to Obligors without any prior notice regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

         (c) Modifications to Contracts and Credit and Collection Policy. Such Loan Party will not, and will not permit any Originator to, make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

         (d) Sales, Liens. Except as otherwise contemplated by the Transaction Documents, no Loan Party will sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of the Collateral, or assign any right to receive income with respect thereto (other than, in each case, the creation of a security interest therein in favor of the Administrative Agent as provided for herein), and each Loan Party will defend the right, title and interest of the Secured Parties in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Originator. No Loan Party will create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.

         (e) Use of Proceeds. Borrower will not use the proceeds of the Advances for any purpose other than (i) paying for Receivables and Related Security under and in accordance with the Receivables Sale Agreement, including without limitation, making payments on the Subordinated Notes to the extent permitted thereunder and under the Receivables Sale Agreement, (ii) making Demand Advances to BSX at any time prior to the Facility Termination Date while it is acting as Servicer and no Amortization Event or Unmatured Amortization Event exists and is continuing, (iii) paying its ordinary and necessary operating expenses when and as due, and (iv) making Restricted Junior Payments to the extent permitted under this Agreement.

         (f) Restricted Junior Payments. Borrower will not make any Restricted Junior Payment if after giving effect thereto, Borrower's Net Worth would be less than the Required Capital Amount.

         (g) Borrower Indebtedness. Borrower will not incur or permit to exist any Indebtedness except: (i) the Obligations, (ii) the Subordinated Loans, and
(iii) other current accounts payable arising in the ordinary course of business and not overdue.

         (h) Prohibition on Additional Negative Pledges. No Loan Party will enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Adverse Claim upon the Collateral except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents, and no Loan Party will enter into or assume any agreement creating any Adverse Claim upon the Subordinated Notes.

                                 ARTICLE VIII.
                          ADMINISTRATION AND COLLECTION

     Section 8.1 Designation of Servicer.

         (a) The servicing, administration and collection of the Receivables shall be conducted by the Person designated as Servicer hereunder ("Servicer") from time to time in accordance with this Section 8.1. Until the Administrative Agent gives to BSX a Successor Notice (as defined in Section 8.1(b)), BSX is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

         (b) Upon BSX's receipt of a notice from the Administrative Agent of the Administrative Agent's designation of a new Servicer pursuant to the terms hereof (a "Successor Notice"), BSX agrees that it shall terminate its activities as Servicer hereunder in a manner that the Administrative Agent reasonably believes will facilitate the transition of the performance of such activities to the new Servicer, and the Administrative Agent (or its designee) shall assume each and all of BSX's obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and BSX shall use its best efforts to assist the Administrative Agent (or its designee) in assuming such obligations. The Administrative Agent agrees not to give BSX a Successor Notice until after the occurrence of an Amortization Event.

         (c) BSX may delegate to each other Originator, as sub-servicer of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the Receivables. Without the prior written consent of the Agents, BSX shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Borrower, (ii) any other Originator, and
(iii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Neither Borrower nor any other Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by BSX. If at any time the Administrative Agent shall designate as Servicer any Person other than BSX, all duties and responsibilities theretofore delegated by BSX to Borrower or any other Originator may, at the discretion of the Administrative Agent, be terminated forthwith on notice given by the Administrative Agent to BSX and to Borrower and the applicable Originator.

         (d) Notwithstanding delegation under the foregoing subsection (c): (i) BSX shall be and remain primarily liable to the Agents and the Lenders for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agents and the Lenders shall be entitled to deal exclusively with BSX in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agents and the Lenders shall not be required to give notice, demand or other communication to any Person other than BSX in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. BSX, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

         (e) Power of Attorney. Each Loan Party hereby grants to Servicer (if other than such Loan Party) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Loan Party all steps which are necessary or advisable to endorse, negotiate, enforce, or otherwise realize on any writing or other right of any kind held or transmitted by such Loan Party or transmitted or received by such Loan Party in connection with any Collateral.

     Section 8.2 Duties of Servicer.

         (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

         (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lockbox or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lockbox or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Administrative Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Administrative Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Administrative Agent and, at all times thereafter, Borrower and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

         (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Borrower and the Lenders their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Administrative Agent, segregate, in a manner acceptable to the Administrative Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Borrower prior to the remittance thereof in accordance with Article
II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Administrative Agent such allocable share of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

         (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Administrative Agent or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Amortization Event the Administrative Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

         (e) The Servicer shall hold in trust for Borrower and the Lenders all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable after the occurrence and during the continuance of an Amortization Event and upon demand of the Administrative Agent, deliver or make available to the Administrative Agent all such Records, at a place selected by the Administrative Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to applicable Originator any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Lender, furnish to the Lenders (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article II.

         (f) Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     Section 8.3 Rights of Administrative Agent. (a) The Administrative Agent is authorized at any time to date and to deliver to the Collection Banks the Collection Notices. Borrower hereby transfers, to the fullest extent permitted by applicable law, to the Administrative Agent for the benefit of the Lenders, effective when the Administrative Agent delivers such notice, the exclusive ownership and control of each Lockbox and the Collection Accounts. In case any authorized signatory of Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Borrower hereby irrevocably constitutes and appoints the Administrative Agent with full power of substitution, as Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name and without limiting the generality of the foregoing, grants to Administrative Agent the power and right, on behalf of Borrower, without notice or assent by Borrower to
(i) at any time after delivery of the Collection Notices, endorse Borrower's name on checks and other instruments representing Collections, (ii) at any time after the occurrence and continuation of an Amortization Event, enforce the Receivables, the related Contracts and the Related Security, and (iii) at any time after the occurrence and continuation of an Amortization Event, take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Administrative Agent rather than Borrower.

         (b) At any time following the designation of a Servicer other than BSX or any of its Affiliates pursuant to Section 8.1:

              (i) the Administrative Agent may direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Administrative Agent (or other Person designated by the Administrative Agent).

              (ii) Borrower shall, at the Administrative Agent's request and at Borrower's expense, give notice of the Administrative Agent's security interest in the Receivables to each said Obligor and direct that payments be made directly to the Administrative Agent.

              (iii) Borrower shall, (A) at the Administrative Agent's request, assemble all of the Records and (B) at the request of any Agent or its designee exercise or enforce any of their respective rights hereunder, under any other Transaction Document, under any Receivable or under any Related Security. Without limiting the generality of the foregoing, Borrower shall upon the request of the Administrative Agent or its designee:

                   (A) execute and file such financing or continuation
              statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

                   (B) mark its master data processing records evidencing such
              Receivables with such legend.

         (c) Borrower hereby authorizes the Administrative Agent or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and the Related Security now existing or hereafter arising in the name of Borrower without any signature of Borrower. If Borrower fails to perform any of its agreements or obligations under this Agreement or any other Transaction Document, the Administrative Agent or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent or its designee incurred in connection therewith shall be payable by Borrower as provided herein.

     Section 8.4 Responsibilities of Borrower. Anything herein to the contrary notwithstanding, the exercise by the Administrative Agent and the Lenders of their rights hereunder shall not release the Servicer, any Originator or Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Agents and the Lenders shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Borrower or any Originator.

     Section 8.5 Monthly Reports. The Servicer shall prepare and forward to the Co-Agents (i) on each Monthly Reporting Date, a Monthly Report and an electronic file of the data contained therein and (ii) at such times as the Administrative Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables; provided, however, that each of the Co-Agents may request a Monthly Report be prepared and forwarded to the Co-Agents more frequently than monthly and the Servicer shall comply with such request.

     Section 8.6 Servicing Fee. As compensation for the Servicer's servicing activities on their behalf, the Lenders hereby agree to pay the Servicer the Servicing Fee, which fee shall be paid in arrears on each Settlement Date.

                                  ARTICLE IX.
                               AMORTIZATION EVENTS

     Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an "Amortization Event:"

         (a) Any Loan Party shall fail to make any payment or deposit (i) of principal when required to be made by it under the Transaction Documents; or
(ii) of any other Obligation or amount not covered by clause (i) when required to be made by it under the Transaction Documents and such failure continues for five (5) consecutive days.

         (b) Any representation, warranty, certification or statement made or deemed made by any Loan Party in any Transaction Document to which it is a party or in any other document delivered pursuant thereto shall prove to have been false or incorrect in any material respect when made or deemed made; provided that the materiality threshold in the foregoing clause shall not be applicable with respect to any representation or warranty which itself is subject to a materiality threshold.

         (c) Any Loan Party shall fail to perform or observe any covenant contained in Section 7.2 or 8.5 when due.

         (d) Except as provided in any other subsection or clause of this
Section 9.1, any Loan Party shall fail to perform or observe any other covenant or agreement contained in any Transaction Document, and such failure shall continue for thirty (30) consecutive days

         (e) Failure of Borrower to pay any Indebtedness (other than the Obligations) when due or the default by Borrower in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

         (f) Failure of BSX (at any time while it is a Loan Party) or any of its Subsidiaries other than Borrower to pay Indebtedness in excess of $100,000,000 in aggregate principal amount (hereinafter, "Material Indebtedness") when due taking into account any applicable grace period; or the default by BSX (at any time while it is a Loan Party) or any of its Subsidiaries other than Borrower in the performance of any term, provision or condition contained in any agreement under which any Material Indebtedness was created or is governed, the effect of which is to cause such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of BSX (at any time while it is a Loan Party) or any of its Subsidiaries other than Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

         (g) An Event of Bankruptcy shall occur with respect to any Loan Party or any Material Subsidiary of any Loan Party.

         (h) As at the end of any Calculation Period:

              (i) the three-month rolling average Past Due Ratio shall exceed 2.80%, or

              (ii) the three-month rolling average Dilution Ratio shall exceed 4.4%.

         (i) A Change of Control shall occur.

         (j) One or more judgments or decrees shall be entered against the Servicer or any of its Subsidiaries involving in the aggregate a liability (not paid or in excess of the amount recoverable by insurance) of $100,000,000 (net of any related tax benefit) or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof, or one or more judgments or decrees shall be entered against the Borrower, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof.

         (k) The "Sale Termination Date" under and as defined in the Receivables Sale Agreement shall occur or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables under the Receivables Sale Agreement.

         (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Borrower, or the Administrative Agent for the benefit of the Secured Parties shall cease to have a valid and perfected first priority security interest in the Collateral.

         (m) On any Settlement Date, after giving effect to the turnover of Collections by the Servicer on such date and the application thereof to the Obligations in accordance with this Agreement, (i) (A) the Blue Ridge Liquidity Banks' Loans at any time outstanding shall exceed the aggregate amount of the Blue Ridge Liquidity Banks' Commitments or (B) or the Victory Liquidity Banks' Loans at any time outstanding shall exceed the aggregate amount of the Victory Liquidity Banks' Commitments or (ii) the Net Pool Balance shall be less than the sum of (A) the Aggregate Principal plus (B) the Required Reserve.

         (n) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any of the Collateral and such lien shall not have been released within seven (7) days, or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the Collateral and such lien shall not have been released within seven (7) days.

     Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Administrative Agent may, or upon the direction of the Required Liquidity Banks shall, take any of the following actions: (i) replace the Person then acting as Servicer if the Administrative Agent has not already done so, (ii) declare the Amortization Date to have occurred, whereupon the Aggregate Commitment shall immediately terminate and the Amortization Date shall forthwith occur, all without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of an Event of Bankruptcy with respect to any Loan Party, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party,
(iii) deliver the Collection Notices to the Collection Banks, (iv) exercise all rights and remedies of a secured party upon default under the UCC and other applicable laws, and (v) notify Obligors of the Administrative Agent's security interest in the Receivables and other Collateral. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Administrative Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X.
                                 INDEMNIFICATION

     Section 10.1 Indemnities.

         (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each of the Affected Parties, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each, an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and reasonable related out-of-pocket costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to the Transaction Documents, the Obligations, the Collateral or the actions of the Loan Parties excluding, however: (i) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from bad faith, gross negligence or willful misconduct on the part of such Indemnified Party, (ii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party; and or (iii) recourse (except as otherwise specifically provided in this Agreement) for Indemnified Amounts to the extent the same includes losses in respect of Receivables that were Eligible Receivables on the date such Receivables were purchased by the Borrower which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

              (A) the creation of any Lien on, or transfer by any Loan Party of any interest in, the Collateral other than as provided in the Transaction Documents;

              (B) any representation or warranty made by any Originator or Loan Party (or any of its officers) under or in connection with any Transaction Document, any Monthly Report or any other information or report delivered by or on behalf of any Originator or Loan Party pursuant thereto, which shall have been false, incorrect or misleading in any respect when made or deemed made or delivered, as the case may be;

              (C) the failure by any Loan Party to comply with the terms of any Transaction Document or any applicable law, rule or regulation with respect to any Receivable or the related Contract and/or Invoice, or the nonconformity of any Receivable or the related Contract and/or Invoice with any such applicable law, rule or regulation;

              (D) the failure to vest and maintain vested in the Borrower a perfected ownership interest in all Collateral; or the failure to vest and maintain vested in the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in the Collateral, free and clear of any other Lien, other than a Lien arising solely as a result of an act of one of the Secured Parties, now or at any time thereafter;

              (E) [Intentionally Omitted]

              (F) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivables or the related Contract and/or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the services related to such Receivable or the furnishing or failure to furnish such services (provided that this clause (F) shall not be applied to provide credit recourse in respect of the portion of the Outstanding Balance of any Receivable which has been discharged in the bankruptcy of the Obligor thereon);

              (G) any matter described in Section 3.4;

              (H) any failure of any Loan Party to perform its duties or obligations in accordance with the provisions of this Agreement or the other Transaction Documents to which it is a party;

              (I) any claim of breach by any Originator or Loan Party of any related Contract and/or Invoice with respect to any Receivable;

              (J) any Tax (but not including Taxes upon or measured by net income or net profits or franchise Taxes in lieu of net income or net profits Taxes), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the Administrative Agent's security interest in the Collateral;

              (K) the commingling of Collections of Receivables at any time with other funds;

              (L) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby or thereby, the use of the proceeds of any Loan, the security interest in the Receivables and Related Assets or any other investigation, litigation or proceeding relating to the Borrower or any of the Originators in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby;

              (M) any products or professional liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract, Invoice or any Receivable;

              (N) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

              (O) the occurrence of any Event of Bankruptcy with respect to any Loan Party; or

              (P) any loss incurred by any of the Secured Parties as a result of the inclusion in the Borrowing Base of Receivables owing from any single Obligor and its Affiliates who are Obligors which causes the aggregate Outstanding Balance of all such Receivables to exceed the applicable Obligor Concentration Limit.

         (b) Contest of Tax Claim; After-Tax Basis. If any Indemnified Party shall have notice of any attempt to impose or collect any Tax or governmental fee or charge for which indemnification will be sought from any Loan Party under
Section 10.1(a)(J), such Indemnified Party shall give prompt and timely notice of such attempt to the Borrower and the Borrower shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such Tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences of the payment of any of the aforesaid taxes or payments of amounts indemnified against hereunder (including any deduction) and the receipt of the indemnity payment provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax, amount indemnified against, deduction or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

         (c) Contribution. If for any reason the indemnification provided above in this Section 10.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     Section 10.2 Indemnities by Servicer.

         (a) Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each of the Indemnified Parties forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or relating to (i) the Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document, (ii) any representation or warranty made by the Servicer (or any of its officers) under or in connection with any Transaction Document, any Monthly Report, Weekly Report, computation of Cash Collateral Payment or any other information or report delivered by or on behalf of the Servicer, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered, as the case may be, (iii) the failure of the Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract and Invoice or (iv) any commingling of any funds by the Servicer relating to the Receivables with any of its funds or the funds of any other Person. Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified from and against any and all (i) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party,
(ii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party; and or (iii) recourse (except as otherwise specifically provided in this Agreement) for Indemnified Amounts to the extent the same includes losses in respect of Receivables that were Eligible Receivables on the date such Receivables were purchased by the Borrower which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor.

         (b) If for any reason the indemnification provided above in this
Section 10.2 (and subject to the exceptions set forth therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     Section 10.3 Other Costs and Expenses. Borrower shall pay to the Affected Parties on demand all reasonable costs and out-of-pocket expenses actually incurred in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of one set of auditors for the Conduits auditing the books, records and procedures of Borrower, reasonable fees and out-of-pocket expenses of legal counsel for Blue Ridge, Blue Ridge Agent and the Administrative Agent actually incurred (which such counsel may be employees of Blue Ridge, Blue Ridge Agent or the Administrative Agent) with respect thereto and with respect to advising Blue Ridge, Victory, the Victory Agent, Blue Ridge Agent and the Administrative Agent as to their respective rights and remedies under this Agreement. Borrower shall pay to the Administrative Agent on demand any and all reasonable costs and expenses of the Administrative Agent and the Lenders, if any, including reasonable counsel fees and expenses actually incurred in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

     Section 10.4 Taxes. Any sales or use tax payable in connection with the transactions contemplated herein, and any documentary stamp taxes or recording taxes associated with the perfection of the Lender's interest in the Receivables and Related Assets.

                                  ARTICLE XI.
                                   THE AGENTS

     Section 11.1 Appointment.

         (a) Each member of the Blue Ridge Group hereby irrevocably designates and appoints Wachovia Bank, National Association as Blue Ridge Agent hereunder and under the other Transaction Documents to which the Blue Ridge Agent is a party , and authorizes the Blue Ridge Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Blue Ridge Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of the Victory Group hereby irrevocably designates and appoints BTM as Victory Agent hereunder and under the other Transaction Documents to which the Victory Agent is a party , and authorizes the Victory Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Victory Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each of the Lenders and the Co-Agents hereby irrevocably designates and appoints Wachovia Bank, National Association as Administrative Agent hereunder and under the Transaction Documents to which the Administrative Agent is a party, and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth in the Transaction Documents to which it is a party, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Agent shall be read into any Transaction Document or otherwise exist against such Agent.

         (b) The provisions of this Article XI are solely for the benefit of the Agents and the Lenders, and none of the Loan Parties shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article XI, except that this Article XI shall not affect any obligations which any of the Agents or Lenders may have to any of the Loan Parties under the other provisions of this Agreement.

         (c) In performing its functions and duties hereunder, (i) the Blue Ridge Agent shall act solely as the agent of the members of the Blue Ridge Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns, (ii) the Victory Agent shall act solely as the agent of the members of the Victory Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns, and (iii) the Administrative Agent shall act solely as the agent of the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns.

     Section 11.2 Delegation of Duties. Each of the Agents may execute any of its duties under the Transaction Documents to which it is a party by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. None of the Agents shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 11.3 Exculpatory Provisions. None of the Agents nor any of its directors, officers, agents or employees shall be (i) liable to any of the Lenders or other Agents for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 11.2 under or in connection with this Agreement (except for its, their or such Person's own bad faith, gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders or other Agents for any recitals, statements, representations or warranties made by Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any of the Loan Parties to perform its respective obligations hereunder, or for the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to such Agent. None of the Agents shall be under any obligation to any other Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Loan Parties. This Section 11.3 is intended solely to govern the relationship between the Agents, on the one hand, and the Lenders and their respective Liquidity Banks, on the other.

     Section 11.4 Reliance by Agents.

         (a) Each of the Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. Each of the Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of such of its Lenders and Liquidity Banks, as it shall determine to be appropriate under the relevant circumstances, or it shall first be indemnified to its satisfaction by its Constituent Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action.

         (b) Any action taken by any of the Agents in accordance with Section 11.4(a) shall be binding upon all of the Agents and the Lenders.

     Section 11.5 Notice of Events of Default. None of the Agents shall be deemed to have knowledge or notice of the occurrence of any Amortization Event or Unmatured Amortization Event unless such Agent has received notice from another Agent, a Lender or a Loan Party referring to this Agreement, stating that an Amortization Event or Unmatured Amortization Event has occurred hereunder and describing such Amortization Event or Unmatured Amortization Event. In the event that any of the Agents receives such a notice, it shall promptly give notice thereof to the Lenders and the other Agents. The Administrative Agent shall take such action with respect to such Amortization Event or Unmatured Amortization Event as shall be directed by either of the Co-Agents, provided that the Administrative Agent is indemnified to its satisfaction by such Co-Agent and its Constituent Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking any such action.

     Section 11.6 Non-Reliance on Other Agents and Lenders. Each of the Lenders expressly acknowledges that none of the Agents, nor any of the Agents' respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any of the Agents hereafter taken, including, without limitation, any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by such Agent. Each of the Lenders also represents and warrants to the Agents and the other Lenders that it has, independently and without reliance upon any such Person (or any of their Affiliates) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Loan Parties and made its own decision to enter into this Agreement. Each of the Lenders also represents that it will, independently and without reliance upon the Agents or any other Liquidity Bank or Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Loan Parties. The Agents, the Lenders and their respective Affiliates, shall have no duty or responsibility to provide any party to this Agreement with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of such Person or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates, except that each of the Agents shall promptly distribute to the other Agents and the Lenders, copies of financial and other information expressly provided to it by any of the Loan Parties pursuant to this Agreement.

     Section 11.7 Indemnification of Agents. Each Liquidity Bank agrees to indemnify (a) its applicable Co-Agent, (b) the Administrative Agent, and (c) the officers, directors, employees, representatives and agents of each of the foregoing (to the extent not reimbursed by the Loan

Parties and without limiting the obligation of the Loan Parties to do so), ratably in accordance with their respective Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Co-Agent, the Administrative Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Co-Agent or the Administrative Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against such Co-Agent, the Administrative Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the execution, delivery or performance of this Agreement or any other document furnished in connection herewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the bad faith, gross negligence or willful misconduct of such Co-Agent, the Administrative Agent or such Person as finally determined by a court of competent jurisdiction).

     Section 11.8 Agents in their Individual Capacities. Each of the Agents in its individual capacity and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties and their Affiliates as though such Agent were not an Agent hereunder. With respect to its Loans, if any, pursuant to this Agreement, each of the Agents shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each of the Agents in their individual capacities.

     Section 11.9 Conflict Waivers.

         (a) Wachovia acts, or may in the future act: (i) as administrative agent for Blue Ridge, (ii) as issuing and paying agent for Blue Ridge's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for Blue Ridge's Commercial Paper and (iv) to provide other services from time to time for Blue Ridge (collectively, the "Wachovia Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Administrative Agent and the Lenders hereby acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Blue Ridge, the giving of notice to the Liquidity Banks of a mandatory purchase pursuant to the Blue Ridge Liquidity Agreement, and hereby acknowledges that neither Wachovia nor any of its Affiliates has any fiduciary duties hereunder to any Lender (other than Blue Ridge) arising out of any Wachovia Roles.

         (b) BTM acts, or may in the future act: (i) as administrator of Victory, (ii) to provide credit or liquidity enhancement for the timely payment for Victory's Commercial Paper and (iii) to provide other services from time to time for Victory (collectively, the "BTM Roles"). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents and Victory hereby acknowledges and consents to any and all BTM Roles and agrees that in connection with any BTM Role, BTM may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of Victory, the giving of notice to the Victory Liquidity Banks of a mandatory purchase pursuant to the Victory Liquidity Agreement.

     Section 11.10 UCC Filings. Each of the Secured Parties hereby expressly recognizes and agrees that the Administrative Agent may be listed as the assignee or secured party of record on the various UCC filings required to be made under the Transaction Documents in order to perfect their respective interests in the Collateral, that such listing shall be for administrative convenience only in creating a record or nominee holder to take certain actions hereunder on behalf of the Secured Parties and that such listing will not affect in any way the status of the Secured Parties as the true parties in interest with respect to the Collateral. In addition, such listing shall impose no duties on the Administrative Agent other than those expressly and specifically undertaken in accordance with this Article XI.

                                  ARTICLE XII.
                           ASSIGNMENTS; PARTICIPATIONS

Section 12.1      Restrictions on Assignments.

         (a) Except to the extent permitted by the Transaction Documents, no Loan Party may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of each of the Agents and, in the case of Blue Ridge, satisfaction of the Rating Agency Condition.

         (b) Each of the Conduits may, at any time, assign all or any portion of any of its Loans, or sell participations therein, to (i) its Constituent Liquidity Banks or the Enhancement Providers or BTM Trust Company (or to its Co-Agent for the ratable benefit of its Constituent Liquidity Banks) or (ii) another multi-seller commercial paper conduit administered by either Co-Agent which has at least the same credit rating as the assigning Conduit.

         (c) In addition to, and not in limitation of, assignments and participations described in Section 12.1(b):

              (i) in the event that any of the Blue Ridge Liquidity Banks becomes a Downgraded Liquidity Bank, such Downgraded Liquidity Bank shall give prompt written notice of its Downgrading Event to the applicable Co-Agent and Borrower. Within 30 calendar days after Borrower's receipt of such notice, Borrower may propose an Eligible Assignee who is willing to accept an assignment of, and to assume, such Downgraded Liquidity Bank's rights and obligations under this Agreement and under the applicable Liquidity Agreement. In the event that Borrower fails to propose such an Eligible Assignee within such 30 calendar days period, or such Eligible Assignee does not execute and deliver assignment and assumption documents reasonably acceptable to such Downgraded Liquidity Bank and the applicable Co-Agent and pay the Downgraded Liquidity Bank's Obligations in full, in each case, not later than 5:00 p.m. (New York City time) on the 10th Business Day following Borrower's receipt of notice of such Downgrading Event, the applicable Co-Agent may identify an Eligible Assignee without Borrower's consent, and the Downgraded

         Liquidity Bank shall promptly assign its rights and obligations to the Eligible Assignee designated by such Co-Agent against payment in full of its Obligations;

              (ii) each of the Lenders may assign all or any portion of its Loans and, if applicable, its Commitment and Liquidity Commitment, to any Eligible Assignee with the prior written consent of (A) Borrower and (B) such Lender's applicable Co-Agent, which consents shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required if such Eligible Assignee is already a Liquidity Bank party to this Agreement or if any Amortization Event exists and is continuing and the aggregate Liquidity Commitments, after giving effect to such assignment, would not be reduced solely because of such assignment;

              (iii) each of the Lenders may, without the prior written consent of Borrower or any of the Agents, sell participations in all or any portion of their respective rights and obligations in, to and under the Transaction Documents and the Obligations in accordance with Sections
         12.2 and 14.7.

         (d) Nothing herein shall limit the ability of either Conduit to grant a security interest therein to the program collateral agent for such Conduit's commercial paper program.

     Section 12.2 Rights of Assignees and Participants.

         (a) Upon the assignment by a Lender in accordance with Section 1.2(c) or 12.1(b) or (c), the Eligible Assignee(s) receiving such assignment shall have all of the rights of such Lender with respect to the Transaction Documents and the Obligations (or such portion thereof as has been assigned).

         (b) In no event will the sale of any participation interest in any Lender's or any Eligible Assignee's rights under the Transaction Documents or in the Obligations relieve the seller of such participation interest of its obligations, if any, hereunder or, if applicable, under the Liquidity Agreement to which it is a party and such Loan Party shall remain solely responsible for the performance of its obligations hereunder and thereunder. No participant shall have any right to restrict the approval of or to approve any amendment, modification or waiver to the provisions hereof except to the extent any such amendment, modification or waiver reduces the amount of Advances or the interest rate or fees payable with respect to such Advances; provided, however, that to the extent that any Liquidity Funding is deemed to be the sale of a participation, the foregoing limitation on participants' voting rights shall not apply to any Liquidity Bank participating in such Liquidity Funding.

     Section 12.3 Terms and Evidence of Assignment. Any assignment to any Eligible Assignee(s) pursuant to Section 1.2(c), 12.1(b) or 12.1(c) shall be upon such terms and conditions as the assigning Lender and the applicable Co-Agent, on the one hand, and the Eligible Assignee, on the other, may mutually agree, and shall be evidenced by such instrument(s) or document(s) as may be satisfactory to such Lender, the applicable Co-Agent and the Eligible Assignee(s). Any assignment made in accordance with the terms of this Article XII shall relieve the assigning Lender of its obligations, if any, under this Agreement (and, if applicable, the Liquidity Agreement to which it is a party) to the extent assigned.

                                 ARTICLE XIII.
                                SECURITY INTEREST

     Section 13.1 Grant of Security Interest. To secure the due and punctual payment of the Obligations, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, in each case pro rata according to the respective amounts thereof, Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of Borrower's right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all proceeds of the foregoing (collectively, the "Collateral").

     Section 13.2 Termination after Final Payout Date. Each of the Secured Parties hereby authorizes the Administrative Agent, and the Administrative Agent hereby agrees, promptly after the Final Payout Date to execute and deliver to Borrower such UCC termination statements as may be necessary to terminate the Administrative Agent's security interest in and Lien upon the Collateral, all at Borrower's expense. Upon the Final Payout Date, all right, title and interest of the Administrative Agent and the other Secured Parties in and to the Collateral shall terminate.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

     Section 14.1 Waivers and Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Loan Parties and the Agents, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

         (a) before the Blue Ridge Agent enters into such an amendment or grants such a waiver or consent that is deemed to be material by S&P and/or Moody's, the Rating Agency Condition must be satisfied with respect to Blue Ridge, and

         (b) without the prior written consent of all Victory Liquidity Banks with respect to the Victory Agent and Blue Ridge Liquidity Banks with respect to the Blue Ridge Agent, such Co-Agent will not amend, modify or waive any provision of this Agreement which would (i) reduce the amount of any principal or interest that is payable on account of its Conduit's Loans or delay any scheduled date for payment thereof; (ii) decrease the Required Reserve, decrease the spread included in any Interest Rate or change the Servicing Fee; (iii) modify this Section 14.1; or (iv) modify any yield protection or indemnity provision which expressly inures to the benefit of assignees or participants of such Co-Agent's Conduit.

         (c) Borrower shall not amend or otherwise modify any other Transaction Document without the consent of each Agent.

         (d) No failure on the part of any Agent, any Affected Party, any Indemnified Party, Purchaser or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the foregoing, BTM, individually and as a Co-Agent, and Victory's Liquidity Provider and Enhancement Provider are each hereby authorized by Borrower and Servicer (as Servicer and as an Originator) at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by BTM, or to Victory's Liquidity Provider or Enhancement Provider to or for the credit to the account of Borrower or any Originator, now or hereafter existing under this Agreement, to of any Agent, any Affected Party, any Indemnified Party, Purchaser or any other Secured Party, or their respective successors and assigns.

     Section 14.2 Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule 14.2 hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified below its signature hereto. Borrower hereby authorizes each of the Co-Agents to effect Advances and Interest Period and Interest Rate selections based on telephonic notices made by any Person whom such Co-Agent in good faith believes to be acting on behalf of Borrower. Borrower agrees to deliver promptly to the Co-Agents a written confirmation of each telephonic notice signed by an authorized officer of Borrower; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Co-Agents, the records of the Co-Agents shall govern absent manifest error.

     Section 14.3 Ratable Payments. Except as provided in the next sentence, if any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, if the Liquidity Banks in one of the Groups decline to extend their Liquidity Termination Date, their Co-Agent will promptly notify the other Co-Agent and Borrower of such decision, and Borrower shall have the right to replace the non-extending Group with a new Conduit and one or more new Liquidity Banks without repaying any portion of the other Group's Loans at the time of such replacement, and without triggering the purchase requirements under the preceding sentence.

     Section 14.4 Protection of Administrative Agent's Security Interest.

         (a) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, to perfect, protect or more fully evidence the Administrative Agent's security interest in the Collateral, or to enable the Administrative Agent or the Lenders to exercise and enforce their rights and remedies hereunder. At any time after the occurrence and continuation of an Amortization Event, the Administrative Agent may, or the Administrative Agent may direct Borrower or the Servicer to, notify the Obligors of Receivables, at Borrower's expense, of the ownership or security interests of the Lenders under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Administrative Agent or its designee. Borrower or the Servicer (as applicable) shall, at any Lender's request, withhold the identity of such Lender in any such notification.

         (b) If any Loan Party fails to perform any of its obligations hereunder, the Administrative Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Administrative Agent's or such Lender's reasonable costs and expenses incurred in connection therewith shall be payable by Borrower as provided in Section 10.3. Each Loan Party irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent, and appoints the Administrative Agent as its attorney-in-fact, to act on behalf of such Loan Party (i) to execute on behalf of Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Lenders in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral, for the benefit of the Secured Parties. This appointment is coupled with an interest and is irrevocable. Each of the Loan Parties (A) hereby authorizes the Administrative Agent to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Loan Party, in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Administrative Agent hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Administrative Agent, consenting to the form and substance of such filing or recording document, and approves, authorizes and ratifies any filings or recordings made by or on behalf of the Administrative Agent in connection with the perfection of the security interests in favor of Borrower or the Administrative Agent.

     Section 14.5 Confidentiality.

         (a) Each Loan Party and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement, the Fee Letters and the other confidential or proprietary information that are clearly marked as being confidential and/or proprietary with respect to any Agent or any Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Loan Party and such Lender and its officers and employees may disclose such information to such Loan Party's and such Lender's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

         (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to any Agent, the Liquidity Banks or any Conduit by each other, (ii) by any Agent or the Lenders to any prospective or actual assignee or participant of any of them and (iii) by any Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia or BTM acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information and (except in the case of a Person described in clause (iii) above) agrees to maintain the confidential nature of such information. In addition, the Lenders and the Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section 14.6 Bankruptcy Petition; Limitation on Payments. (a) To the fullest extent permitted by applicable law, each of the Loan Parties, Agents and Lenders hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of either Conduit, it will not institute against, or join any other Person in instituting against, either Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         (b) A Conduit shall be required to make payment of the amounts required to be paid by it pursuant hereto only if the applicable Conduit has Excess Funds (as defined below). If the applicable Conduit does not have Excess Funds, the excess of the amount due hereunder over the amount paid shall not constitute a "claim" (as defined in Section 101(5) of the federal Bankruptcy Code) against such Conduit until such time as such Conduit has Excess Funds. If a Conduit does not have sufficient Excess Funds to make any payment due hereunder, then such Conduit may pay a lesser amount and make additional payments that in the aggregate equal the amount of the deficiency as soon as possible thereafter. The term "Excess Funds" means the excess of (A) the aggregate projected value of the applicable Conduit's assets and other property (including cash and cash equivalents), over (B) the sum of (i) the sum of all scheduled payments of principal, interest and other amounts payable on publicly or privately placed indebtedness of such Conduit for borrowed money, plus (ii) the sum of all other liabilities, indebtedness and other obligations of such Conduit for borrowed money or owed to any credit or liquidity provider, together with all unpaid interest then accrued thereon, plus (iii) all taxes payable by such Conduit to the Internal Revenue Service, plus (iv) all other indebtedness, liabilities and obligations of such Conduit then due and payable, but the amount of any liability, indebtedness or obligation of such Conduit shall not exceed the projected value of the assets to which recourse for such liability, indebtedness or obligation is limited. Excess Funds shall be calculated once each Business Day.

     Section 14.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Agent, any Lender or JH Management Corporation, no claim may be made by any Loan Party or any other Person against any such Person or any of its respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. The parties agree that Bankers Trust Company shall have no obligation, in its capacity as program administrator for Victory or otherwise, to take any actions under the Transaction Documents if Bankers Trust Company is relieved of its obligations as program administrator.

     Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without regard to the principles of conflicts of laws thereof OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (except in the case of the other Transaction Documents, to the extent otherwise expressly stated therein) AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF BORROWER OR THE SECURITY INTEREST OF THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Section 14.9 CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR

CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

     Section 14.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 14.11 Integration; Binding Effect; Survival of Terms.

         (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Loan Party pursuant to Article V, (ii) the indemnification and payment provisions of
Article X, and Sections 2.5(d), 14.5, 14.6 and 14.7 shall be continuing and shall survive any termination of this Agreement.

         (c) Each Liquidity Provider, Enhancement Provider and each other Affected Party is an express third party beneficiary hereof and of each other Transaction Document.

     Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            (Signature pages follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        BOSTON SCIENTIFIC FUNDING CORPORATION

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





                                        BOSTON SCIENTIFIC CORPORATION, AS
                                        SERVICER

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BLUE RIDGE ASSET FUNDING CORPORATION

                                        BY:  WACHOVIA BANK, NATIONAL
                                             ASSOCIATION, ITS ATTORNEY-IN-FACT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually as a Liquidity Bank, as
                                        Blue Ridge Agent and as Administrative
                                        Agent


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        VICTORY RECEIVABLES CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        THE BANK OF TOKYO-MITSUBISHI LTD., NEW
                                        YORK BRANCH, as a Liquidity Bank and as
                                        Victory Agent

                                        By:
                                           ------------------------------------

                                    EXHIBIT I

                                   DEFINITIONS

     A. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Adjusted Dilution Ratio" means, at any time, the rolling average of the Dilution Ratio for the 12 months then most recently ended.

         "Administrative Agent" has the meaning set forth in the preamble to this Agreement.

         "Administrative Agent's Account" means account #8735-098787 at Wachovia Bank, National Association, ABA #053100494.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date.

         "Adverse Claim" means a Lien or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

         "Affected Party" means each of the Lenders, the Agents, the conduits respective funding sources, BTM Trust Company, any sub-agent to any of the Agents and any Affiliate of any of the foregoing.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agents" means the Administrative Agent and Co-Agents.

         "Aggregate Commitment" means, on any date of determination, the aggregate amount of the Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $200,000,000.

         "Aggregate Principal" means, on any date of determination, the aggregate outstanding principal amount of all Advances outstanding on such date.

         "Agreement" means this Credit and Security Agreement, as it may be amended or modified and in effect from time to time.

         "Allocation Limit" means the Blue Ridge Allocation Limit or Victory Allocation Limit, as the case may be.

         "Alternate Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the applicable Prime Rate, or (ii) one-half of one percent (0.50%) above the Federal Funds Effective Rate. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Effective Rate shall be effective on the date of each such change.

         "Alternate Base Rate Loan" means a Loan which bears interest at the Alternate Base Rate or the Default Rate.

         "Amortization Date" means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Loan Party, (ii) the Business Day specified in a written notice from the Administrative Agent following the occurrence and during the continuance of any other Amortization Event, and (iii) the date which is 15 Business Days after the Administrative Agent's receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement.

         "Amortization Event" has the meaning specified in Article IX.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means, with respect to any Loan Party, its president, vice president, corporate controller, treasurer or chief financial officer.

         "Blue Ridge" has the meaning set forth in the preamble to this Agreement.

         "Blue Ridge Agent" has the meaning provided in the preamble of this Agreement.

         "Blue Ridge Allocation Limit" has the meaning set forth in Section 1.1(a).

         "Blue Ridge Fee Letter" means that certain Blue Ridge Fee Letter dated as of the date hereof by and among BSX, Borrower, Blue Ridge and Wachovia, as the Blue Ridge Agent and the Administrative Agent.

         "Blue Ridge Group" has the meaning provided in the preamble of this Agreement.

         "Blue Ridge Liquidity Agreement" means the Liquidity Asset Purchase Agreement dated as of the date hereof among Blue Ridge, the Blue Ridge Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

         "Blue Ridge Liquidity Bank" means any Liquidity Bank that enters into this Agreement and the Blue Ridge Liquidity Agreement.

         "Borrower" has the meaning set forth in the preamble to this Agreement.

         "Borrowing Base" means, on any date of determination, the Net Pool Balance as of the last day of the period covered by the most recent Monthly Report, minus the Required Reserve as of the last day of the period covered by the most recent Monthly Report, and minus Dilution that have occurred since the most recent Cut-Off Date to the extent that such Dilution exceeds the Dilution Reserve.

         "Borrowing Date" means a Business Day on which an Advance is made hereunder.

         "Borrowing Request" has the meaning set forth in Section 2.1.

         "Broken Funding Costs" means, for any CP Rate Loan of Blue Ridge or Victory which: (a) has its principal reduced without compliance by Borrower with the notice requirements hereunder or (b) is not prepaid in the amount specified in a Prepayment Notice on the date specified therein or (c) is assigned or otherwise transferred by Blue Ridge or Victory to its respective Liquidity Banks under its respective Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end or (d) in the case of Victory, is prepaid in an aggregate principal amount in excess of the aggregate Face Value of Victory's Commercial Paper issued to fund its CP Rate Loan which matures on the date of prepayment, an amount including:

         (i) in the case of Blue Ridge, the excess, if any, of (A) the CP Costs that would have accrued during the remainder of the applicable commercial paper tranche periods determined by the Blue Ridge Agent to relate to such Loan subsequent to the date of such reduction, assignment or termination (or in respect of clause (b) above, the date such prepayment was designated to occur pursuant to the applicable Prepayment Notice) of the principal of such CP Rate Loan if such reduction, assignment or termination had not occurred or such Prepayment Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such principal is allocated to another CP Rate Loan, the amount of CP Costs actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another CP Rate Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated; and

         (ii) in the case of Victory, the excess, if any, of (A) the Interest at the CP Rate that would have accrued during the remainder of the applicable CP Tranche Periods as determined by the Victory Agent to relate to such CP Rate Loan subsequent to the date of such reduction, assignment or termination (or in respect of clause (b) above, the date such prepayment was designated to occur pursuant to the applicable Prepayment Notice) of the principal of such CP Rate Loan if such reduction, assignment or termination had not occurred or such Prepayment Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such principal is allocated to another CP Rate Loan, the amount of Interest at the CP Rate actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another CP Rate Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated.

         "BSX" has the meaning set forth in the preamble to this Agreement.

         "BSX Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of May 31, 2002 in effect on the date hereof among (i) BSX,
(ii) the lenders party thereto, (iii) Bank of America, N.A., BTM, Deutsche Bank Securities Inc., Fleet National Bank and ABN AMRO Bank N.V., as Syndication Agents, (iv) J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and as Joint Bookrunners, and (v) J.P. Morgan Chase Bank, as administrative agent for the Lenders hereunder, provided that BTM and Wachovia are still party thereto as lenders.

         "BTM" means The Bank of Tokyo-Mitsubishi Ltd., New York Branch, and its successors.

         "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to LIBOR, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Calculation Period" means a calendar month.

         "Change of Control" means (i) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (A) shall have acquired beneficial ownership of 30% or more of any outstanding class of capital stock having ordinary voting power in the election of directors of the Servicer (other than Peter M. Nicholas and John E. Abele or any of their affiliated holdings) or
(B) shall obtain the power (whether or not exercised) to elect a majority of BSX's directors; (ii) the Board of Directors of BSX shall not consist of a majority of Continuing Directors; or (iii) BSX shall cease to own 100% of the outstanding capital stock of the Borrower.

         "Co-Agents' has the meaning set forth in the preamble to this Agreement.

         "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "Collateral" has the meaning set forth in Section 13.1.

         "Collection Account" means each concentration account, depositary account, lock box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

         "Collection Account Agreement" means an agreement substantially in the form of Exhibit VI among BSX, Borrower, the Administrative Agent and a Collection Bank.

         "Collection Bank" means, at any time, any of the banks holding one or more Collection Accounts.

         "Collection Notice" means a notice, in substantially the form of Annex A to Exhibit VI, from the Administrative Agent to a Collection Bank.

         "Collections" means, with respect to any Receivable, all funds which are received from or on behalf of any related Obligor in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligor (including, without limitation, payments that the Buyer, the applicable Seller or the Servicer receives from third party payors and applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon).

         "Commercial Paper" means promissory notes of a Conduit issued by such Conduit in the commercial paper market.

         "Commitment" means, as of any date of determination, for each Committed Lender, its commitment to make Loans to Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Committed Lender's name under the heading "Commitment" on Schedule A to this Agreement.

         "Commitment Reduction Notice" has the meaning specified in Section 1.6.

         "Committed Lender" means (a) Victory, (b) each of the Victory Liquidity Banks and (c) each of the Blue Ridge Liquidity Banks.

         "Conduits" has the meaning specified in the preamble to this Agreement.

         "Constituent" means, (a) as to the Blue Ridge Agent, any member of the Blue Ridge Group from time to time party hereto, and (b) as to the Victory Group, any member of the Victory Group from time to time a party hereto, and when used as an adjective, "Constituent" shall have a correlative meaning.

         "Continuing Directors" means the directors of BSX on the date of this Agreement and each other director, if such other director's nomination for election to the Board of Directors of BSX is recommended by a majority of the then Continuing Directors.

         "CP Costs" means for Blue Ridge for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs (or similar costs) related to the prepayment of any investment of Blue Ridge pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Borrower shall request any Advance during any period of time determined by the Blue Ridge Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Advance, the principal associated with any such Advance shall, during such period, be deemed to be funded by Blue Ridge in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal.

         "CP Rate" means:

         (a) with respect to Blue Ridge for any CP Tranche Period, the per annum interest rate that, when applied to the outstanding principal balance of Blue Ridge's CP Rate Loans for the actual number of days elapsed in such CP Tranche Period, would result in an amount of accrued interest equivalent to Blue Ridge's CP Costs for such CP Tranche Period; and

         (b) with respect to Victory for any CP Tranche Period and with respect to any Loan (or portion thereof) funded by Commercial Paper issued by Victory, a rate per annum calculated by the Victory Agent to reflect Victory's cost of funding such Loan (or portion thereof), taking into account the weighted daily average interest rate payable in respect of such Commercial Paper during such CP Tranche Period (determined in the case of discount Commercial Paper by converting the discount to an interest-bearing equivalent rate per annum), applicable placement fees and commissions, and such other costs and expenses as the Victory Agent in good faith deems appropriate. Such Commercial Paper may be issued in such maturities as the Victory Agent may choose in accordance with Article II hereof. Victory's CP Rate shall be determined by the Victory Agent, in its sole discretion.

         "CP Rate Loan" means a Loan made by either Conduit which bears interest at a CP Rate.

         "CP Tranche Period" means:

         (a) with respect to Blue Ridge, a Calculation Period, and

         (b) with respect to Victory, a period selected by the Victory Agent pursuant to Section 2.2; provided, however, that if any such CP Tranche Period would end on a day which is not a Business Day, such CP Tranche Period shall end on the preceding Business Day.

         "Credit and Collection Policy" means Borrower's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

         "Cut-Off Date" means the last day of a Calculation Period.

         "Days Sales Outstanding" means, as of any day, an amount equal to the product of (x) 91, multiplied by (y) the amount obtained by dividing (i) the aggregate outstanding balance of Receivables as of the most recent Cut-Off Date, by (ii) the aggregate amount of Receivables created during the three (3) Calculation Periods including and immediately preceding such Cut-Off Date.

         "Deemed Collections" means Collections deemed received by Borrower under Section 3.4(a).

         "Default Horizon Ratio" means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the [nine] months ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

         "Default Rate" means a rate per annum equal to the sum of (i) the Alternate Base Rate plus (ii) 2.00%, changing when and as the Alternate Base Rate changes.

         "Default Ratio" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables which became Defaulted Receivables during the month that includes such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the month occurring nine months prior to the month ending on such Cut-Off Date.

         "Defaulted Receivable" means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the applicable Credit and Collection Policy, should be written off as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 241 days or more from the original due date for such payment.

         "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 211-240 days from the original due date for such payment.

         "Demand Advance" means an advance made by Borrower to BSX at any time while BSX or any of its Affiliates is acting as the Servicer on any day prior to the Facility Termination Date on which no Amortization Event or Unmatured Amortization Event exists and is continuing, which advance (a) is payable upon demand, (b) is not evidenced by an instrument, chattel paper or a certificated security (unless such instrument, chattel paper or certificated security is pledged and delivered to the Administrative Agent, together with all necessary indorsements), (c) bears interest at a market rate determined by Borrower and the Servicer from time to time, (d) is not subordinated to any other Indebtedness or obligation of the Servicer, and (e) may not be offset by BSX against amounts due and owing from Borrower to it under its Subordinated Note.

         "Dilution" means the amount of any reduction or cancellation of the Outstanding Balance of a Receivable as described in Section 3.4(a).

         "Dilution Horizon Ratio" means, as of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (i) the aggregate sales generated by the Originators during the 2 month ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

         "Dilution Ratio" means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the total amount of decreases in outstanding principal balances of the Receivables due to Dilutions during the month ending on such Cut-Off Date, by (ii) the aggregate sales generated by the Originators during the month two months prior to the current month ending on such Cut-Off Date.

         "Dilution Reserve" means, for any month, the product (expressed as a percentage) of: (a) the sum of (i) 2 times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, plus (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, times (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

         "Dilution Volatility Component" means the product (expressed as a percentage) of (i) the difference between (a) the highest three (3)-month rolling average Dilution Ratio over the past 12 months and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in (i)(a) of this definition and the denominator of which is equal to the amount calculated in (i)(b) of this definition.

         "Domestic Person" means a Person who if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States.

         "Downgraded Liquidity Bank" means a Liquidity Bank of Blue Ridge which has been the subject of a Downgrading Event.

         "Downgrading Event" with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by S&P, or (ii) P-1 by Moody's.

         "Eligible Assignee" means:

         (i) for both Conduits, any bankruptcy-remote commercial paper conduit sponsored or administered by a Co-Agent whose Commercial Paper is rated at least "A-1" by S&P and "P-1" by Moody's,

         (ii) solely for Victory, any Liquidity Bank, or

         (iii) for all Lenders, any commercial bank having a combined capital and surplus of at least $250,000,000 with a rating of its (or its parent holding company's) short-term securities equal to or higher than (A) "A-1" by S&P and (B) "P-1" by Moody's.

         "Eligible Originator" means (a) BSX, and (b) any wholly-owned domestic Subsidiary of BSX that is approved by each of the Co-Agents in accordance with
Section 1.9.

         "Eligible Receivable" means, at any time, a Receivable:

         (a) the Obligor of which is (i) a Domestic Person, (ii) is not an Affiliate of any of the parties hereto; and (iii) is not a federal government or a federal governmental subdivision or agency; provided, however, that up to 2% of Eligible Receivables may consist of otherwise Eligible Receivables the Obligor of which is a federal government or a federal governmental subdivision or agency,

         (b) which is not owing from an Obligor as to which more than 35% of the aggregate outstanding principal balance of all Receivables owing from such Obligor are Defaulted Receivables,

         (c) which was not a Defaulted Receivable on the date on which it was acquired by Borrower from the applicable Originator,

         (d) which by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended more than once; provided, however, that up to 1% of Eligible Receivables may consist of otherwise Eligible Receivables which by their terms are due and payable within 31-60 days of the original billing date therefor and have not had their payment terms extended more than once,

         (e) which is an "account" within the meaning of Article 9 of the UCC of all applicable jurisdictions,

         (f) which is denominated and payable only in United States dollars in the United States,

         (g) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms,

         (h) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale, pledge or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of the Administrative Agent to exercise its rights under this Agreement including, without limitation, its right to review the Contract,

         (i) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

         (j) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

         (k) which satisfies all applicable requirements of the applicable Originator's Credit and Collection Policy,

         (l) which was generated by an Eligible Originator in the ordinary course of its business,

         (m) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person (in whole or in part),

         (n) as to which none of the Agents has notified Borrower that such Agent has determined in the exercise of its commercially reasonable credit judgment that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to such Agent,

         (o) which is not subject to any dispute, counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the outstanding principal balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such outstanding principal balance which is not so affected, and provided, further, that Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned subsidiary of such Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Administrative Agent, that such Receivables shall not be subject to such offset,

         (p) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor and no portion of which is in respect of any amount as to which the related Obligor is permitted to withhold payment until the occurrence of a specified event or condition (including "guaranteed" sales or any performance by any other Persons),

         (q) as to which each of the representations and warranties contained in Sections 6.1(n), (o) or (r) is true and correct, and

         (r) all right, title and interest to and in which was validly transferred by an Originator to Borrower under and in accordance with the Receivables Sale Agreement free and clear of any Adverse Claim except as created hereunder.

         "Eligible Receivables Balance" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time. "Enhancement Agreement" means any agreement between a Conduit and any other Person(s), entered into to provide credit enhancement to such Conduit's commercial paper facility.

         "Enhancement Provider" means any Person providing credit support to a Conduit under an Enhancement Agreement, including pursuant to an unfunded commitment.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

         (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

         (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Taxes" means, with respect to a Indemnified Party, Taxes which are (a) both (i) imposed by the jurisdiction in which such Indemnified Party is organized or by any other taxing authority of a United States jurisdiction as a result of such Indemnified Party doing business or maintaining an office in such jurisdiction (other than any such taxes that the Indemnified Party establishes would not have been imposed but for (A) such Indemnified Party having executed, or enforced, a Transaction Document or (B) any of the transactions contemplated herein or in the other Transaction Documents) and also
(ii) imposed on, based on or measured by net pre-tax income, capital or net worth of such Indemnified Party (other than Taxes that are, or are in the nature of, sales, use, rental, property or value added or similar taxes) or (b) any Tax, assignment or other governmental charge attributable to and which would not have been imposed but for the failure of a Indemnified Party to deliver to Borrower the Prescribed Forms properly completed and duly executed by such Indemnified Party establishing such party's exemption from, or eligibility for, a reduced rate of any such tax or assessment.

         "Face Value" means, when used with reference to any Commercial Paper issued by Victory, the face amount stated therein in the case of any Commercial Paper note issued on a discount basis, and the principal amount stated therein plus the amount of all interest accruing on such Commercial Paper note from the date of its issue to its stated maturity date in the case of any Commercial Paper note issued on an interest-bearing basis.

         "Facility Termination Date" means the earliest of (i) August 15, 2005,
(ii) the occurrence of either Conduit's Liquidity Termination Date, and (iii) the Amortization Date.

         "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

         "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York time) for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letters" means the Blue Ridge Fee Letter and the Victory Fee
Letter.

         "Final Payout Date" means the date on which all Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated.

         "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

         "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Funding Agreement" means (i) this Agreement, (ii) the Liquidity Agreements and (iii) any other agreement or instrument executed by any Funding Source with or for the benefit of any Conduit.

         "Funding Source" means (i) any Liquidity Bank, (ii) any Enhancement Provider or (iii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to any Conduit.

         "Group" means the Blue Ridge Group or the Victory Group, as the case may be.

         "Indebtedness" means, of any Person at any date, without duplication,
(a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of such Person's business and payable in accordance with customary practices and earn-outs and other similar obligations in respect of acquisition and other similar agreements), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all capital lease obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Equity Interests of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) net liabilities under interest rate swap, exchange or cap agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

         "Indemnified Party" has the meaning set forth in Section 10.1.

         "Independent Director" shall mean a member of the Board of Directors of Borrower who is not at such time, and has not been at any time during the preceding five (5) years: (A) a director, officer, employee or affiliate of any Originator or any of their respective Subsidiaries or Affiliates (other than Borrower), or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Borrower, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights.

         "Interest" means for each respective Interest Period relating to Loans of the Liquidity Banks, an amount equal to the product of the applicable Interest Rate for each Loan multiplied by the principal of such Loan for each day elapsed during such Interest Period, annualized on a 360 day basis.

         "Interest Period" means, with respect to any Loan held by a Liquidity
Bank:

         (a) if Interest for such Loan is calculated on the basis of LIBOR, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Co-Agent and Borrower, commencing on a Business Day selected by Borrower or the Administrative Agent pursuant to this Agreement. Such Interest Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Interest Period shall end on the last Business Day of such succeeding month; or

         (b) if Interest for such Loan is calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Borrower and agreed to by the Administrative Agent, provided that no such period shall exceed one month.

If any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that in the case of Interest Periods corresponding to LIBOR, if such next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day. In the case of any Interest Period for any Loan which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Interest Period shall end on the Amortization Date. The duration of each Interest Period which commences after the Amortization Date shall be of such duration as selected by the Administrative Agent.

         "Interest Rate" means, with respect to each Loan of the Liquidity Banks, LIBOR, the Alternate Base Rate or the Default Rate, as applicable.

         "Interest Reserve" means, for any Calculation Period, the product (expressed as a percentage) of (i) 1.5 times (ii) the Alternate Base Rate as of the immediately preceding Cut-Off Date times (iii) a fraction the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

         "Lenders" means, collectively, Blue Ridge, Victory, the Blue Ridge Liquidity Banks, the Victory Liquidity Banks and their respective successors and permitted assigns.

         "LIBOR" means, for any Interest Period:

         (a) For members of the Blue Ridge Group, (i) the rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M (Index) Q (Go)" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, LIBOR for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Administrative Agent, at approximately 10:00 a.m.(New York time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by (ii) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus (iii) the Applicable Margin, as defined in the BSX Credit Agreement; and

         (b) For members of the Victory Group, means for any Interest Period either (i)(A) the interest rate per annum designated as The Bank of Tokyo-Mitsubishi LIBO Rate for a period of time comparable to such Interest Period that appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the second Business Day preceding the first day of such Interest Period or (i)(B) if a rate cannot be determined under clause
     (i)(A), an annual rate equal to the average (rounded upwards if necessary to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars with a duration equal to such Interest Period in a principal amount substantially equal to the applicable Loan are offered to the principal London office of The Bank of Tokyo-Mitsubishi, Ltd. by three London banks, selected by the Victory Agent, at about 11:00 a.m. London time on the second Business Day preceding the first day of such Interest Period, plus
     (ii) the Applicable Margin, as defined in the BSX Credit Agreement.

         "LIBOR Loan" means a Loan which bears interest at LIBOR.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

         "Liquidity Agreements" means, collectively, the Blue Ridge Liquidity Agreement and the Victory Liquidity Agreement.

         "Liquidity Bank" means:

         (a) with respect to Blue Ridge, (i) Wachovia or (ii) any Eligible Assignee of Wachovia's Commitment and Liquidity Commitment, and

         (b) with respect to Victory, (i) BTM or (ii) any Eligible Assignee of BTM's Commitment and/or Liquidity Commitment,

in each of the foregoing cases, to which Borrower has consented if required under Section 12.1. A Liquidity Bank will become a "Lender" hereunder at such time as it makes any Liquidity Funding.

         "Liquidity Commitment" means, as to each Liquidity Bank, its commitment under its respective Liquidity Agreement.

         "Liquidity Funding" means (a) a purchase made by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in (or a loan made by any Liquidity Bank pursuant to its Liquidity Commitment in the amount equal to) a Loan of its applicable Conduit, or (b) any Loan made by the applicable Liquidity Banks in lieu of a Conduit pursuant to
Section 1.1.

         "Liquidity Termination Date" means:

         (a) as to the Victory Group, the date which is 364 days after the date of this Agreement (unless such date is extended from time to time in the sole discretion of the Victory Liquidity Banks); and

         (b) as to the Blue Ridge Group, the earlier to occur of (i) the date which is 364 days after the date of this Agreement (unless such date is extended from time to time in the sole discretion of the Blue Ridge Liquidity Banks); and (ii) the date on which a Downgrading Event with respect to a Blue Ridge Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (A) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the Blue Ridge Liquidity Agreement, or (B) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper.

         "Loan" means any loan made by a Lender to Borrower pursuant to this Agreement (including, without limitation, any Liquidity Funding). Each Loan shall either be a CP Rate Loan or, in the case of any Loan funded through a Liquidity Funding, an Alternate Base Rate Loan or a LIBOR Loan, selected in accordance with the terms of this Agreement.

         "Loan Parties" means (a) the Borrower, and (b) at any time it is acting as Servicer, BSX.

         "Lockbox" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

         "Loss Reserve" means, for any month, the product (expressed as a percentage) of (a) 2.0, times (b) the highest three-month rolling average Default Ratio during the 12 months ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of (a) Servicer and its subsidiaries taken as a whole, or (b) the Borrower, (ii) the ability of any Loan Party to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement any other Transaction Document, (iv) the Administrative Agent's security interest in the Receivables generally or in any material portion of the Receivables or the proceeds thereof, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "Material Proposed Addition" means a Person whom any Loan Party proposes to add as a "seller" under the Sale Agreement if either (i) the aggregate Outstanding Balance of such Person's receivables (on the proposal date) exceeds 10% of the weighted average Borrowing Base in effect on the proposal date, or (ii) the Outstanding Balance of such Person's receivables (on such proposal date), when aggregated with the receivables of all other Persons added as "sellers" under the Receivables Sale Agreement in the same calendar year (measured on the respective dates such other Persons became "sellers" under the Receivables Sale Agreement) exceeds 10% of the weighted average Borrowing Base in effect during such calendar year.

         "Material Subsidiary" means any Subsidiary of BSX whose assets or income exceed(s) 5% of consolidated total assets or consolidated net income of BSX and its Subsidiaries, in each case, determined in accordance with GAAP.

         "Monthly Report" means a report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Administrative Agent pursuant to Section 8.5.

         "Monthly Reporting Date" means the 15th day of each calendar month after the date of this Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of each calendar month as the Administrative Agent shall request in connection with Section 8.5 hereof.

         "Moody's" means Moody's Investors Service, Inc.

         "Net Pool Balance" means, at any time, the Eligible Receivables Balance reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor.

         "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time plus the outstanding amount of Demand Advances plus the amount of cash held by the Borrower, over (b) the sum of (i) the Aggregate Principal outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

         "Obligations" means, at any time, any and all obligations or undertakings of or participation in any of the Loan Parties to any of the Secured Parties arising under or in connection with the Transaction Documents, whether now existing or hereafter arising, due or accrued, absolute or contingent, including, without limitation, obligations in respect of Aggregate Principal, CP Costs, Interest, fees under the Fee Letter, Broken Funding Costs and Indemnified Amounts.

         "Obligor" means a Person obligated to make payments pursuant to a Contract.

         "Obligor Concentration Limit" means, at any time, in relation to the aggregate outstanding principal balance of Receivables owed by any single obligor and its affiliates (if any), the applicable concentration limit shall be determined as follows for obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), the applicable concentration limit shall be determined according to the following table:

    ---------------------- ---------------------- -----------------------
                                                  Allowable % of Eligible
           S&P Rating          Moody's Rating           Receivables
    ---------------------- ---------------------- -----------------------
              A-1+                  P-1                     10%
    ---------------------- ---------------------- -----------------------
               A-1                  P-1                     8%
    ---------------------- ---------------------- -----------------------
               A-2                  P-2                     6%
    ---------------------- ---------------------- -----------------------
               A-3                  P-3                     3%
    ---------------------- ---------------------- -----------------------
    Below A-3 or Not Rated    Below P-3 or Not
        by either S&P      Rated by either S&P or           3%
         or Moody's               Moody's
    ---------------------- ---------------------- -----------------------

; provided, however, that (a) if any obligor has a split rating, the applicable rating will be the lower of the two, (b) if any obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (c) subject to rating agency approval and/or an increase in the Required Reserve Factor Floor, upon Borrower's request from time to time, the Administrative Agent may agree to a higher percentage of Eligible Receivables for a particular obligor and its affiliates (each such higher percentage, a "Special Concentration Limit"), it being understood that any Special Concentration Limit may be cancelled by the Administrative Agent upon not less than five (5) Business Days' written notice to Borrower.

         "Organic Document" means, relative to any Person, its certificate of incorporation, its by-laws, its partnership agreement, its memorandum and articles of association, its limited liability company agreement and/or operating agreement, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interests.

         "Originator" means (a) BSX in its capacity as a seller under the Receivables Sale Agreement, and (b) each of BSX's domestic wholly-owned Subsidiaries that hereafter becomes a seller under the Receivables Sale Agreement by executing a Joinder Agreement in accordance with the terms thereof.

         "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

         "Past Due Ratio" means, on any date of determination, a percentage equal to (i) the sum of (a) the aggregate Outstanding Balance of all Delinquent Receivables as of the last date of the Calculation Period then most recently ended, plus (b) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during the Calculation Period then most recently ended, divided by (ii) the average of the aggregate initial Outstanding Balances of all Receivables generated during the Collection Periods ended eight and nine Calculation Periods prior to the date of determination.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Percentage" means, for each Group on any date of determination, the ratio which the sum of the Commitments for all Liquidity Banks in that Group bears to the Aggregate Commitment.

         "Pooled Commercial Paper" means Commercial Paper notes of Blue Ridge subject to any particular pooling arrangement by Blue Ridge, but excluding Commercial Paper issued by Blue Ridge for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Blue Ridge.

         "Prescribed Forms" means such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Indemnified Party providing the form(s) or statement(s), (b) the Code or (c) any applicable rule or regulation under the Code, required and permitted by law to be provided by the Indemnified Party, as exhibits, to Borrower in order to permit Borrower to make payments hereunder for the account of such Indemnified Party free of deduction or withholding for income or similar taxes.

         "Prime Rate" means, for either Group, a rate per annum equal to the prime rate of interest announced from time to time by its Co-Agent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Pro Rata Share" means, for each Liquidity Bank, a percentage equal to the Commitment of such Liquidity Bank, divided by the Aggregate Commitment.

         "Ratable Share" means with respect to the Liquidity Banks in each Group, the ratio each Liquidity Bank's Liquidity Commitment bears to the total Liquidity Commitment of all Liquidity Banks in such Group.

         "Rating Agency Condition" means that (i) Blue Ridge has received written notice from S&P and Moody's that the closing of this transaction will not result in a withdrawal or downgrade of the then current rating of Blue Ridge's Commercial Paper and (ii) each of the Conduits has received written notice from S&P and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on such Conduit's Commercial Paper.

         "Receivable" has the meaning set forth in the Receivables Sale
Agreement.

         "Receivables Sale Agreement" means that certain Receivables Sale Agreement dated as of the date hereof by and between the Originators, as sellers, and Borrower, as buyer, as the same may be amended, restated or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

         "Regulatory Change" means the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency.

         "Related Security" means, for purposes of this Agreement:

         (i) all of Borrower's right, title and interest in and to the "Related Security" under and as defined in the Receivables Sale Agreement,

         (ii) all of the Borrower's right, title and interest in, to and under the Receivables Sale Agreement,

         (iii) all of the Borrower's right, title and interest in and to the Demand Advances, and

         (iv) all proceeds of any of the foregoing.

         "Required Liquidity Banks" means, at any time, Liquidity Banks with Commitments in excess of 66-2/3% of the Aggregate Commitment.

         "Required Notice Period" means (a) with respect to Victory, 2 Business Days and (b) with respect to Blue Ridge, the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

                       AGGREGATE                            REQUIRED NOTICE
                       REDUCTION                                PERIOD
                 less than 25% of the                       2 Business Days
                 Aggregate Commitment
                 greater than or equal to                   5 Business Days
                 25% but less than 50% of the
                 Aggregate Commitment

                 greater than or equal to 50% of            10 Business Days
                 the Aggregate Commitment


         "Required Reserve" means, on any day during a Calculation Period, the product of (a) the greater of (i) the Reserve Floor and (ii) the sum of the Loss Reserve, the Interest Reserve, the Dilution Reserve and the Servicing Reserve, times (b) the Net Pool Balance as of the Cut-Off Date immediately preceding such Calculation Period.

         "Requirements of Law" means as to any Person, (a) its Organic Documents, and any (b) law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Floor" means, for any Calculation Period, the sum (expressed as a percentage) of (a) 15%, provided that the long term unsecured debt rating of BSX is, in the case of S&P, BB or better or, in the case of Moody's, Ba2 or better, or 19% if such long term unsecured debt rating is less than BB or Ba2, respectively plus (b) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

         "Response Date" has the meaning set forth in Section 1.8.

         "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower (except for reasonable management fees to BSX or its Affiliates in reimbursement of actual management services performed).

         "Revolving Period" means that period from and after the date hereof through but excluding the Facility Termination Date.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Scheduled Termination Date" means, as to each Liquidity Bank, the earlier to occur of August 15, 2003 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

         "SEC" means the Securities and Exchange Commission or any successor or analogous Governmental Authority.

         "Secured Parties" means the Indemnified Parties.

         "Servicer" means at any time the Person (which may be the Administrative Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

         "Servicing Fee" means, for each day in a Calculation Period:

         (a) an amount equal to (i) the Servicing Fee Rate at any time while BSX or one of its Affiliates is the Servicer, times (ii) the aggregate Outstanding Balance of all Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, times (iii) 1/360; or

         (b) on and after the Servicer's reasonable request made at any time when BSX or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (i) 110% of such Servicer's reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, divided by (ii) the number of days in the current Calculation Period, in either case, payable in arrears.

         "Servicing Fee Rate" means 1.0% per annum.

         "Servicing Reserve" means, for any month, the product (expressed as a percentage) of (a) 1%, times (b) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 months and the denominator of which is 360.

         "Settlement Date" means (A) the 3rd Business Day after each Monthly Reporting Date, and (B) the last day of the relevant Interest Period in respect of each Loan funded through a Liquidity Funding.

         "Settlement Period" means (A) in respect of each Loan of a Conduit, the immediately preceding Calculation Period, and (B) in respect of each LIBOR Loan funded through a Liquidity Funding, the entire Interest Period of such Loan.

         "Solvent" and "Solvency" means, for any Person on a particular date, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute an unreasonably small capital.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Tax" or "Taxes" means all license and registration fees and all income, gross receipts, rental, franchise, excise, occupational, capital, value added, sales, use, ad valorem (real and personal), property (real and personal) and excise taxes, fees, levies, imposts, charges or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon, by any federal, state or local government or taxing authority in the United States or by any foreign government, foreign governmental subdivision or other foreign or international taxing authority.

         "Termination Date" means the earliest to occur of: (a) the last Scheduled Termination Date of any Liquidity Bank; (b) the date designated by the Borrower as the "Termination Date" on not less than fifteen (15) Business Days' notice to the Co-Agents, provided that on such date the Obligations have been paid in full; (c) the date specified in Section 9.2 (including, without limitation, any such specified date following either Co-Agent's failure to approve a requested waiver hereunder); and (d) the 90th day after any requested amendment to this Agreement (as opposed to a requested waiver hereunder) is not approved by both Co-Agents within 30 days after receipt of such request (unless such proposed amendment is approved by one Co-Agent and the Obligations owing the dissenting Co-Agent's Group are paid in full on or within 60 days after such 30th day).

         "Transaction Documents" means, collectively, this Agreement, each Borrowing Request, the Receivables Sale Agreement, each Joinder Agreement, each Collection Account Agreement, the Fee Letters, each of the Subordinated Notes (as defined in the Receivables Sale Agreement), the Liquidity Agreements and all other instruments, documents and agreements executed and delivered in connection herewith.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "Unmatured Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

         "Victory" has the meaning provided in the preamble of this Agreement.

         "Victory Agent" has the meaning provided in the preamble of this Agreement.

         "Victory Allocation Limit" has the meaning set forth in Section 1.1(b).

         "Victory Fee Letter" means that certain Victory Fee Letter dated as of the date hereof by and among BSX, Borrower and the Victory Agent.

         "Victory Group" has the meaning provided in the preamble of this Agreement.

         "Victory Liquidity Agreement" means, collectively, the Liquidity Agreement dated as of the date hereof among Victory, the Victory Agent, and the Victory Liquidity Banks from time to time party thereto and the related Asset Purchase Agreement, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time.

         "Victory Liquidity Bank" means any Liquidity Bank that now or hereafter enters into this Agreement and the Victory Liquidity Agreement.

         "Wachovia" means Wachovia Bank, National Association in its individual capacity and its capacity as an Agent.

         B Other Interpretive Matters. All accounting terms defined directly or by incorporation in this Agreement or the other Transaction Documents shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement, the other Transaction Documents and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such agreement, and accounting terms partly defined in such agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC and not otherwise defined in such agreement are used as defined in such Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any law refer to that law as amended from time to time and include any successor law; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and assigns; (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (k) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term "from" means "from and including", and the terms "to" and "until" each means "to but excluding"; (l) terms in one gender include the parallel terms in the neuter and opposite gender; (m) "during the continuance of an Amortization Event" means that an Amortization Event has occurred and has not been waived and (n) the preamble and recitals shall constitute a part of this Agreement.

                                   EXHIBIT II

                            FORM OF BORROWING REQUEST

                                       ---

                                [BORROWER'S NAME]
                                BORROWING REQUEST

                       For Borrowing on __________________


Wachovia Bank, National Association, as Blue Ridge Agent
191 Peachtree Street, N.E., GA-31261
Atlanta, Georgia 30303

Attention:  Elizabeth R. Wagner, Fax No. (404) 332-5152

                  and

The Bank of Tokyo-Mitsubishi Ltd., New York Branch, as Victory Agent

------------------------------------------------------

New York, NY
Attention:                 , Fax No.  (212)
          -----------------          ------------------------------

Ladies and Gentlemen:

     Reference is made to the Credit and Security Agreement dated as of August 16, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Boston Scientific Funding Corporation, a Delaware corporation (the "Borrower"), Boston Scientific Corporation, a Delaware corporation as initial Servicer, Blue Ridge Asset Funding Corporation, Victory Receivables Corporation, various Liquidity Banks, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, as a Co-Agent, and Wachovia Bank, National Association, as a Co-Agent and Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

     1 The [Servicer, on behalf of the] Borrower hereby certifies, represents and warrants to the Agents and the Lenders that on and as of the Borrowing Date (as hereinafter defined):

     (a) all applicable conditions precedent set forth in Article V of the Credit Agreement have been satisfied;

     (b) each of its representations and warranties contained in Section 6.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of the Borrowing Date; provided, however, that so long as each of the Liquidity Banks remains a party to the BSX Credit Agreement, in no event will any Loan Party be required to "date-down" its representation in Section 6.1(b) or 6.1(g);

     (c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

     (d) the Termination Date has not occurred; and

     (e) after giving effect to the Loans comprising the Advance requested below, the aggregate principal amount of the Blue Ridge Group's Loans at any one time outstanding will not exceed the Blue Ridge Allocation Limit, and the aggregate principal amount of the Victory Group's Loans at any one time outstanding will not exceed the Victory Allocation Limit.

     2 The [Servicer, on behalf of the] Borrower hereby requests that the Conduits (or their respective Liquidity Banks) make an Advance on ___________, _____ (the "Borrowing Date") as follows:

     (a) Aggregate Amount of Advance: $_____________

         (i) Blue Ridge Group's Amount of Advance: $___________

         (ii) Victory Group's Amount of Advance: $___________

     (b) Interest Rate Requested: CP Rate (unless you advise Borrower that a Liquidity Funding will be made for either Conduit, in which case the [Servicer on behalf of the] Borrower requests that the applicable Conduit's Liquidity Banks make an Alternate Base Rate Loan that converts into a LIBOR Loan with an Interest Period approximately equal to the CP Tranche Period specified below on the third Business Day after the Borrowing Date).

     (c) CP Tranche Period Requested from Victory: ________ days

     3 Please disburse the proceeds of the Loans as follows:

         (i) Blue Ridge Group: [Apply $________ to payment of principal and interest of existing Loans due on the Borrowing Date]. [Apply $______ to payment of fees due on the Borrowing Date]. [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________, Reference: ________]; and

         (ii) Victory Group: [Apply $________ to payment of principal and interest of existing Loans due on the Borrowing Date]. [Apply $______ to payment of fees due on the Borrowing Date]. [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________, Reference: ________].

     IN WITNESS WHEREOF, the [Servicer, on behalf of the] Borrower has caused this Borrowing Request to be executed and delivered as of this ____ day of ___________, _____.

                                   [_______________________, as Servicer, on
                                   behalf of:]
                                   _________________________, as Borrower

                                   By:
                                   Name:
                                   Title:

                                   EXHIBIT III

            LOAN PARTIES' ORGANIZATIONAL ID NUMBERS; JURISDICTIONS OF
           ORGANIZATION; CHIEF EXECUTIVE OFFICE ADDRESSES; LOCATION(S)
                             WHERE RECORDS ARE KEPT

------------------- ------------------- ------------------ ------------------ --------------------- ---------------------
Legal Name of       Prior Legal         Organizational     Jurisdiction       Chief Executive       Locations of
loan Party          Name, Trade         ID                 of Organization    Office                Records and
                    Name or                                                                         material
                    Assumed Name                                                                    Contracts
------------------- ------------------- ------------------ ------------------ --------------------- ---------------------
Boston Scientific   None                0874815            Delaware           One Boston            One Boston
Corporation                                                                   Scientific Place,     Scientific Place,
                                                                              Natick,               Natick,
                                                                              Massachusetts 01760   Massachusetts 01760

                                                                                                    Maple Grove,
                                                                                                    Minnesota 55311

                                                                                                    500 Commander Shea
                                                                                                    Blvd., Quincy,
                                                                                                    Massachusetts  02171
------------------- ------------------- ------------------ ------------------ --------------------- ---------------------
Boston Scientific   None                3541726            Delaware           One Boston            One Boston
Funding                                                                       Scientific Place,     Scientific Place,
Corporation                                                                   Natick,               Natick,
                                                                              Massachusetts 01760   Massachusetts 01760

                                                                                                    Maple Grove,
                                                                                                    Minnesota 55311

                                                                                                    500 Commander Shea
                                                                                                    Blvd., Quincy,
                                                                                                    Massachusetts  02171
------------------- ------------------- ------------------ ------------------ --------------------- ---------------------

                                     III-1

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK BOXES & COLLECTION ACCOUNTS


                Lock boxes; Collection Accounts; Collection Banks

--------------------------------------- --------------------- --------------------- -------------------- -------------------------
           Collection Bank                    Account               Lockbox                Notes               Lockbox Site
--------------------------------------- --------------------- --------------------- -------------------- -------------------------

  Wachovia Bank, National Association       2014154639256              #6205                              Philadelphia, PA
  (f.k.a. First Union National Bank)
                                                                       #812638                            Los Angeles, CA

                                                                       #951653                            Dallas, TX

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To: Wachovia Bank, National Association, as Blue Ridge Agent and as Administrative Agent
         The Bank of Tokyo-Mitsubishi Ltd., New York Branch, as Victory agent

     This Compliance Certificate is furnished pursuant to that certain Credit and Security Agreement dated as of August 16, 2002 among Boston Scientific Funding Corporation, a Delaware corporation (the "Borrower"), Boston Scientific Corporation, a Delaware corporation as initial Servicer (the "Servicer"), Blue Ridge Asset Funding Corporation, Victory Receivables Corporation, various Liquidity Banks, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, as a Co-Agent, and Wachovia Bank, National Association, as a Co-Agent and Administrative Agent (the "Agreement").

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1 I am the duly elected _________________ of [Borrower/Servicer] (the "Company").

     2 The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 4 below].

     [3 Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event: ____________________]

     4 The financial statements accompanying this certificate are complete and correct in all material respects and have been prepared in reasonable detail and in accordance with GAAP; provided that it is hereby acknowledged that the quarterly financial statements delivered herewith may not include all of the information and footnotes required by GAAP for complete annual financial statements. The financial statements accompanying this certificate present fairly the [consolidated] financial position of [the Servicer and its consolidated subsidiaries][the Borrower] in all material respects as of the date hereof and the [consolidated] results of operations for the period covered thereby.

     The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ______________, 20__.

                           By:___________________________
                           Name:
                           Title:

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                                 [See Attached]

                                   EXHIBIT VII

                             [Intentionally Omitted]



































                                      VII-1

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                   SEE EXHIBIT C TO RECEIVABLES SALE AGREEMENT










































                                     VIII-1

                                   EXHIBIT IX

                             FORM OF MONTHLY REPORT

                                 [See Attached]

                                    EXHIBIT X

                              ELIGIBLE ORIGINATORS

------------------- ------------------- ------------------ ------------------ --------------------- ---------------------
Legal Name of       Prior Legal Name,   Organizational     Jurisdiction       Chief Executive       Locations of
Eligible            Trade Name or       ID                 of Organization    Office                Records and
Originator          Assumed Name                                                                    material Contracts
------------------- ------------------- ------------------ ------------------ --------------------- ---------------------
Boston Scientific   None                0874815            Delaware           One Boston            One Boston
Corporation                                                                   Scientific Place,     Scientific Place,
                                                                              Natick,               Natick,
                                                                              Massachusetts 01760   Massachusetts 01760

                                                                                                    Maple Grove,
                                                                                                    Minnesota 55311

                                                                                                    500 Commander Shea
                                                                                                    Blvd., Quincy,
                                                                                                    Massachusetts  02171
------------------- ------------------- ------------------ ------------------ --------------------- ---------------------

                                   SCHEDULE A

                                   COMMITMENTS



   -------------------------------------- ------------------------------------
                  LENDER                              COMMITMENT
   -------------------------------------- ------------------------------------
   Blue Ridge                             None

   -------------------------------------- ------------------------------------
   Wachovia                               $120,000,000


   -------------------------------------- ------------------------------------
   Victory                                $80,000,000 (less amounts funded
                                          under BTM's Commitment)

   -------------------------------------- ------------------------------------
   BTM                                    $80,000,000  (less amounts funded
                                          under Victory's Commitment)


   -------------------------------------- ------------------------------------

                                   SCHEDULE B

              DOCUMENTS TO BE DELIVERED TO THE ADMINISTRATIVE AGENT

                       ON OR PRIOR TO THE INITIAL PURCHASE


------------------------------------------------------------ ------------------- -------------------- -------------
                                                                                      Drafting
                         Document                               Signatories        Responsibility        Status
------------------------------------------------------------ ------------------- -------------------- -------------

------------------------------------------------------------ ------------------- -------------------- -------------
1.  Receivables Sale Agreement ("RSA")                       Originator          L&W
                                                             SPC
------------------------------------------------------------ ------------------- -------------------- -------------
o        Annex A to RSA - Definitions                        n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit A to RSA - Form of Purchase Report          n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit B to RSA - Form of Subordinated Note        n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit C to RSA- Credit and Collection Policy      n/a                 BSX
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit D to RSA - Form of Joinder Agreement        n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Schedule 2.1(r) to RSA - Originator's               n/a                 BSX
         Organizational ID Number; Chief Executive Office
         Address; Locations of Records; Prior Names
------------------------------------------------------------ ------------------- -------------------- -------------
2. A certificate of Originator's Assistant Secretary         BSX                 S&S
certifying:
         (a) the names and true signatures of the officers
authorized on Originator's behalf to sign the Transaction
Documents to be delivered by it;
         (b) an attached copy of resolutions of
Originator's board of directors, authorizing the
Transaction Documents to be delivered by it and the
transactions contemplated thereby; and
         (c) an attached copy of Originator's by-laws.
------------------------------------------------------------ ------------------- -------------------- -------------
3.  A good standing certificate for Originator issued as     n/a                 S&S
of a recent date by the Secretary of State of Delaware
------------------------------------------------------------ ------------------- -------------------- -------------
4.  Originator's Certificate of Incorporation recently       n/a                 S&S
certified by the Secretary of State of Delaware.
------------------------------------------------------------ ------------------- -------------------- -------------
5. A certificate of SPC's Secretary certifying:              BSX                 S&S
         (a) the names and true signatures of the officers
authorized on SPC's behalf to sign the Transaction
------------------------------------------------------------ ------------------- -------------------- -------------

------------------------------------------------------------ ------------------- -------------------- -------------
Documents to be delivered by it;
         (b) an attached copy of resolutions of SPC's
board of directors, authorizing the Transaction Documents
to be delivered by it and the transactions contemplated
thereby; and
         (c) an attached copy of SPC's by-laws.
------------------------------------------------------------ ------------------- -------------------- -------------
6.  A good standing certificate for SPC issued as of a       n/a                 S&S
recent date by the Secretary of State of Delaware
------------------------------------------------------------ ------------------- -------------------- -------------
7.  SPC's Certificate of Incorporation recently certified    n/a                 S&S
by the Secretary of State of Delaware.
------------------------------------------------------------ ------------------- -------------------- -------------
8.  [Intentionally Deleted]                                  n/a                 S&S
------------------------------------------------------------ ------------------- -------------------- -------------
9.  Independent Director's Agreement                         BSX                 S&S
                                                             SPC
                                                             Ind. Dir.
------------------------------------------------------------ ------------------- -------------------- -------------
10.  UCC, tax and judgment lien searches against             n/a                 S&S
Originator in the relevant central and local filing
offices in the state where (a) it was incorporated and (b)
it maintains its chief executive office
------------------------------------------------------------ ------------------- -------------------- -------------
11.  Termination Statements with respect to any liens        n/a                 S&S
revealed in the above searches
------------------------------------------------------------ ------------------- -------------------- -------------
12.  Delaware UCC financing statement naming Originator,     n/a                 L&W
as debtor, SPC, as assignor/secured party, and the
Administrative Agent, as assignee of secured party
------------------------------------------------------------ ------------------- -------------------- -------------
13.  Subordinated Note                                       SPC                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
14.  Corporate/UCC Opinion                                   S&S                 S&S
------------------------------------------------------------ ------------------- -------------------- -------------
15.  True sale and non-consolidation Opinion(s)              S&S                 S&S
------------------------------------------------------------ ------------------- -------------------- -------------
16. A certificate from an officer of Originator              BSX                 S&S
to the effect that (a) each of the
representations and warranties set forth in the
RSA is true and correct as of the closing date,
(b) the Sale Termination Date has not occurred,
and (c) Originator has placed on the most recent,
and has taken all steps reasonably necessary to
ensure that there shall be placed on each
subsequent, summary aged trial balance report the
following legend (or the substantive equivalent
thereof):  "PROPERTY OF BOSTON SCIENTIFIC FUNDING
CORPORATION"
------------------------------------------------------------ ------------------- -------------------- -------------

------------------------------------------------------------ ------------------- -------------------- -------------
17.  Credit and Security Agreement ("CSA")                   All                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit I to CSA:   Definitions                     n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit II to CSA:  Form of Borrowing Request       n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit III to CSA:  Jurisdictions of               n/a                 L&W
         Organization and Chief Executive Offices of the
         Loan Parties; Location of Records; Organizational
         identification Numbers
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit IV  to CSA:  Names of Collection  Banks;    n/a                 Wachovia
         Collection Accounts
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit V to CSA:  Form of Compliance Certificate   n/a                 L&W
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit VI to CSA: Form of Collection Account       n/a                 BSX
         Agreement
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit VII to CSA: [Intentionally Omitted]         n/a                 BSX
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit VIII to CSA:  Credit and Collection Policy  n/a                 BSX
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit IX to CSA: Form of Monthly Report
------------------------------------------------------------ ------------------- -------------------- -------------
o        Exhibit X to CSA: Eligible Originators
------------------------------------------------------------ ------------------- -------------------- -------------
o        Schedule A to CSA: Commitments
------------------------------------------------------------ ------------------- -------------------- -------------
o        Schedule Bto CSA: Closing Documents
------------------------------------------------------------ ------------------- -------------------- -------------
o        Schedule 14.2 to CSA: Notices
------------------------------------------------------------ ------------------- -------------------- -------------
18.  Collection Account Agreement(s) with respect to each    BSX                 L&W
Lockbox and associated account (all are at Wachovia)         SPC
                                                             Admin.Agent
                                                             Wachovia

------------------------------------------------------------ ------------------- -------------------- -------------
19.  Fee Letters (2)                                         [BSX]               L&W
                                                             SPC
                                                             Co-Agents
------------------------------------------------------------ ------------------- -------------------- -------------
20.  Monthly Report as of month-end prior to closing         BSX                 BSX/ Wachovia
------------------------------------------------------------ ------------------- -------------------- -------------
21.  A certificate of an Authorized Officer of each of the   BSX                 S&S
Loan Parties certifying that as of the date of the initial   SPC
Advance, no Amortization Event or Unmatured Amortization
Event exists and is continuing
------------------------------------------------------------ ------------------- -------------------- -------------
22.  Borrowing Notice                                        SPC                 BSX
------------------------------------------------------------ ------------------- -------------------- -------------
23.  Delaware UCC Financing Statement naming SPC as debtor   n/a                 L&W
and the Administrative Agent as secured party
------------------------------------------------------------ ------------------- -------------------- -------------

------------------------------------------------------------ ------------------- -------------------- -------------
24.  CSA Corporate/UCC Opinion                               S&S                 S&S
------------------------------------------------------------ ------------------- -------------------- -------------
25.  UCC, tax and judgment lien searches against SPC in      n/a                 S&S
Delaware
------------------------------------------------------------ ------------------- -------------------- -------------
26.  Opinion back-up certificates                            BSX                 S&S
                                                             SPC
------------------------------------------------------------ ------------------- -------------------- -------------

------------------------------------------------------------ ------------------- -------------------- -------------
27.  Liquidity Agreement for Blue Ridge                      Wachovia            L&W
                                                             Blue Ridge
------------------------------------------------------------ ------------------- -------------------- -------------

                                  Schedule 14.2

                                    Addresses
                                    ---------

Blue Ridge
----------

Blue Ridge Asset Funding Corporation
301 South College Street
Charlotte NC 28288
Attn: Doug Wilson
Telephone: 704-374-2520
Fax: 704-383-9579

With a copy to:

Blue Ridge Asset Funding Corporation
c/o AMACAR Group, L.L.C.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attn:  Douglas K.  Johnson
Telephone:  (704) 365-0569
Fax:      (704) 365-1362

Blue Ridge Agent/Wachovia/Administrative Agent
----------------------------------------------

Wachovia Bank, National Association
301 South College Street
Charlotte NC 28288
Attn: Doug Wilson
Telephone: 704-374-2520
Fax: 704-383-9579

Victory
-------

Victory Receivables Corporation
c/o J.H. Management Corporation
One International Plaza
Boston, MA 02110
Attn: Douglas Donaldson
Telephone:  (617) 951-7690
Fax: (617) 951-7050

                                   (continued)

Victory Agent/BTM
-----------------

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attn:  Securitization Group
Telephone: (212) 782 - 4913
Fax: (212) 782-6998

BSX
---

Boston Scientific Corporation
One Boston Scientific Place
Natick, Massachusetts 01760
Attention:        Lawrence C. Best,
                  Senior Vice President,
                  Finance & Administration
                  and Chief Financial Officer
Fax:              (508) 650-8951

With a copy to:

General Counsel's Office
Fax:              (508) 650-8960

BORROWER
--------

Boston Scientific Funding Corporation
One Boston Scientific Place
Natick, Massachusetts 01760
Attention:        Lawrence C. Best,
                  President
                  and Chief Financial Officer
Fax:              (508) 650-8951

With a copy to:

General Counsel's Office
Fax:              (508) 650-8960